As filed with the SEC on April 26, 2004
Registration No. 33-54926
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [X]
Post-Effective Amendment No. [14]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940 [X]
Amendment No. [16]
FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
82 Devonshire Street
Boston, Massachusetts 02109
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
Melanie A. Calzetti-Spahr
President
Fidelity Investments Life Insurance Company
82 Devonshire Street, V12A
Boston, Massachusetts 02109
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
___________________________________________________________

Individual Variable Annuity Contracts -- Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities. Registrant's Rule 24f-2 Notice for the fiscal year ending December 31, 2003 was filed March 30, 2004.

It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on _April 30, 2004, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	on , pursuant to paragraph (a) (2) of rule 485

Page _ of _

Exhibit Index Appears on Page __

Prospectus

Fidelity Income Advantage

Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("Fidelity Investments Life", the "Company", "FILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase:

(1) a "Non-qualified Contract" with money from any source; and

(2) a "Qualified Contract" that is an Individual Retirement Annuity with contributions rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day we issue the Contract (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semi-annual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

You may choose a guaranteed minimum number of years of annuity income. Or, if you have a Qualified Contract, you may choose a Contract which permits you to withdraw part or all of the Withdrawal Value of your Contract. Withdrawals are only available for allocations to variable annuity income. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Option will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Non-qualified Contract, the portion of annuity income that is considered a return of the Purchase Payment will generally be non-taxable, and the portion of annuity income that is considered a distribution of earnings will generally be taxable. For Qualified Contracts, the entire amount of annuity income each year will generally be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations on page <Click Here>.

Investment Options

You allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two. If you allocate all or a portion to variable annuity income, you may choose one or more of thirty-two available Subaccounts of the Fidelity Investments Variable Annuity Account I (the "Variable Account"). Amounts allocated to the Subaccounts will result in annuity income that varies in amount according to the investment results of the Subaccounts. Fidelity Management & Research Company ("FMR")

The variable Subaccounts invest in the portfolios ("Portfolios") of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages the Fidelity Funds.

The variable Subaccounts also invest in portfolios managed by Morgan Stanley Asset Management ("Morgan Stanley") and Credit Suisse Asset Management, LLC for the Credit Suisse Trust Portfolios ("Credit Suisse") ("Other Funds").

All portfolios available in this prospectus are collectively known as the "Funds." We may add additional Subaccounts and portfolios in the future.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2004. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling FILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page <Click Here>.

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Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL FIDELITY INVESTMENTS LIFE

Nationally 1-800-544-2442

Date: April 30, 2004

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Prospectus Contents

Glossary	<Click Here>
Summary of the Contract	<Click Here>
Facts About FILI, the Variable Account and the Funds
FILI	<Click Here>
The Variable Account	<Click Here>
The Funds	<Click Here>
Facts About the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payment	<Click Here>
Trading Among Variable Subaccounts	<Click Here>
Charges	<Click Here>
Certain Funds Impose a Short-Term Redemption Fee	<Click Here>
Annuity Income Dates	<Click Here>
Signature Guarantee	<Click Here>
Death Benefit	<Click Here>
Fixed, Variable or Combination Annuity Income	<Click Here>
Benchmark Rate of Return	<Click Here>
Types of Annuity Income Options	<Click Here>
Annuity Income Including Withdrawal Options	<Click Here>
Guarantee Period	<Click Here>
Withdrawal Provisions	<Click Here>
Reports	<Click Here>
More About the Contract
Tax Considerations	<Click Here>
Other Contract Provisions
Selling the Contracts	<Click Here>
Postponement of Benefits	<Click Here>
More About the Variable Account and the Funds
Changes in Investment Options	<Click Here>
Total Return for a Subaccount	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Litigation	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Annuitant - You are the Annuitant. You receive lifetime income. For Qualified Contracts all annuity income during your lifetime must be received only by you. Either you or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. To choose the Withdrawal Option, either you or the Joint Annuitant must be no more than 80 years old. You must also be an Owner.

Annuity Income Dates - The dates we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semi-annual, or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of variable annuity income.

Benchmark Rate of Return - The return that is assumed in the calculation of each amount of variable annuity income. The Benchmark Rate of Return applies only to the variable income portion of the Contract and the following description assumes you make no withdrawals.

The estimated first annuity income amount is calculated assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return (performance after all expenses) of the Investment Options you choose matches the benchmark, annuity income will stay constant. If the Total Return exceeds the benchmark, annuity income will increase. If the Total Return falls below the benchmark, annuity income will decrease.

If you choose a higher benchmark, annuity income will start at a higher amount but you will need better investment performance in order to keep annuity income from declining.

You will be able to choose a Benchmark Rate of Return of 3.5% or 5.0%. We may make other rates available, as permitted by state law.

Beneficiary(ies) - The person(s) who may receive certain benefits under this Contract when there is no longer a living Annuitant or Joint Annuitant.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A Contract designed to provide you and the Joint Annuitant, (if any), with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Funds - Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Other Funds available in the Contract.

Guarantee Period - The minimum period of time that income is guaranteed to you or your heirs. If the Annuitant(s) die prior to the end of the Guarantee Period, your beneficiary will continue to receive income for the remainder of the Guarantee Period (or can choose a commuted value as a lump sum benefit). Guarantee Periods available range from 5 - 45 years.

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Joint Annuitant - The Joint Annuitant, (if any), receives lifetime annuity income. However, for Qualified Contracts, all annuity income during the Annuitant's lifetime must be received only by the Annuitant. Either the Annuitant or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. For Non-qualified Contracts the Joint Annuitant may, but need not be, an Owner. For Qualified Contracts the Joint Annuitant may not be an Owner.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of not more than 1%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner(s) - The person(s) who have certain rights under the Contract. You (the Annuitant) must be an Owner. If there is a Joint Annuitant, he or she may also be an Owner (except for a Qualified Contract, where only one Owner is permitted). The Joint Annuitant is never required to be an Owner. Only you and the Joint Annuitant, (if any), may ever be Owners.

Portfolio - An investment portfolio of a Fund.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - Used to measure the investment performance of an Investment Option, after all expenses.

Trading among Variable Subaccounts - Transfers of amounts among the Investment Options.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

Withdrawal (Liquidity) Period - Period of time you can take money out of your annuity. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s). The life expectancy is in whole numbers and is determined to be a period not in excess of that permitted by IRS guidelines. If no withdrawals are made from your annuity, the Withdrawal Period will operate as a Guarantee Period. The length of the Withdrawal Period may shorten if a withdrawal is made five or more years after your first income annuity date. Withdrawals are only available for allocations to variable annuity income.

Withdrawal Value - The total amount you can take out of your annuity during the Withdrawal Period is known as your Withdrawal Value. The Withdrawal Value is only available for allocations to variable annuity income.

You - The Annuitant. The Annuitant is always an Owner.

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Summary of the Contract

Purpose

This variable annuity contract provides periodic annuity income for your life, or for your life and the life of a Joint Annuitant unless you choose to surrender the Contract, if allowed. You may select from a number of annuity income options. You may also choose a guaranteed minimum number of years of annuity income or, if you have a Qualified Contract, you may choose a Withdrawal option. See Types of Annuity Income Options on page <Click Here> and Annuity Income Including Withdrawal Options on page <Click Here>. You may choose annuity income that is entirely fixed, entirely variable, or a combination of fixed and variable. See Fixed, Variable or Combination Annuity Income on page <Click Here>.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any (unless you choose to surrender the Contract, if allowed). We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

Under the Contract, we will distribute lifetime annuity income to you, or to you and the Joint Annuitant. The federal income tax laws have a special requirement for Qualified Contracts that have a Joint Annuitant. For these Contracts, during your lifetime annuity income can be payable only to you.

You are an Owner of the Contract. The Joint Annuitant will also be an Owner if so named on the application, except that for Qualified Contracts you must be the only Owner.

Purchase of Contract

You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. FILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

There are two types of Contracts. You may purchase a Non-qualified Contract with money from any source. In addition, you may purchase a Qualified Contract that is an Individual Retirement Annuity with contributions rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

Investment Options

You allocate your Purchase Payment between variable and fixed annuity income on your application. This allocation may not be changed. The amount of variable annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Options you select.

There are currently thirty-two variable Subaccounts available as Investment Options.

  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio - Initial Class R ("Class R").
  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Six Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, Dynamic Capital Appreciation Portfolio, and Value Strategies Portfolio.
  Nine Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Portfolio, Health Care Portfolio, Natural Resources Portfolio, Real Estate Porfolio, Strategic Income Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.
  The remaining Subaccounts invest in shares of one of the portfolios of Morgan Stanley or Credit Suisse.

Free Look Period

In most cases, the portion of your Purchase Payment allocated to variable annuity income will be placed in the Money Market Investment Option during the free look period. See Free Look Privilege on page <Click Here>. In some instances your Purchase Payment may be placed in the Money Market Investment Option for only part of the free look period. You may currently reallocate among the Investment Options at any time after the end of the free look period and sometimes sooner for replacement sales.

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You may return the Contract for a refund during the free look period. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. If neither you nor the Joint Annuitant survives to the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries. See Death Benefit on page <Click Here>.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in the Contract. The Contract constitutes the entire agreement between you and FILI and should be retained.

FEE TABLE

The following items describe the fees and expenses that you will pay while owning the contract.

Contract Owner Transaction Expenses	None
Annual Contract Fee	None
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	0.75%
Account Fees and Expenses	0.25%
Total Separate Account Annual Fees	1.00%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees and other expenses)	0.29%	1.87%

Certain Portfolios impose a 1% short-term redemption fee on interests held in the corresponding Investment Option for less than 60 days. The fee applies both to amounts withdrawn from the Contract and to amounts transferred to another Investment Option. The Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Overseas Portfolio - Class R, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.

For more details about the fee, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page <Click Here>.

Facts about FILI, the Variable Account, and the Funds

FIDELITY INVESTMENTS LIFE

Fidelity Investments Life is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. FILI's financial statements appear in the Statement of Additional Information ("SAI"). Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109. The address for our Annuity Service Center is P.O. Box 580, Merrimack, New Hampshire 03054-0580.

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THE VARIABLE ACCOUNT

Fidelity Investments Variable Annuity Account I was established as a separate investment account on July 22, 1987. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the SAI.

We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of FILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. FILI is obligated to provide all benefits under the Contracts.

There are currently thirty-two Subaccounts available for investment in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Six Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Nine Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 7 available Investment Options are offered by two different mutual fund investment advisers.

THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but eight of its nine Portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV are described below. There is of course no assurance that any Portfolio will meet its investment objective.

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VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments, and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2003, was the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

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VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P 500).

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in common stocks included in the S&P 500.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
  Lending securities to earn income for the fund.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

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VIP Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole. The fund invests for growth and does not pursue an income strategy.

VIP Overseas Portfolio - Class R seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile and Risk:

  The fund provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.

VIP Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

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  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments, and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

VIP Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

VIP Growth Opportunities Portfolio seeks to provide capital growth.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style. The fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers.

VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing an issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value to select investments.

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  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

VIP Mid Cap Portfolio seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap Index or the Standard & Poor's MidCap 400 Index (S&P MidCap 400)).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.

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  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

VIP Value Strategies Portfolio seeks capital appreciation.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in securities of companies that it believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, or growth potential (stocks of these companies are often called "value" stocks).
  Focusing investments on medium-sized companies, but may also invest substantially in larger or smaller companies.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.1

1 The subaccount investing in VIP Value Strategies was not available until September 26, 2003. FMR has, however, been managing the fund since it commenced operations on February 20, 2002. The returns reflect the performance of the subaccount as if the subaccount had been available on the fund's inception date, which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance.

VIP Consumer Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Cyclical Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.

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  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Financial Services Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

VIP Health Care Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Natural Resources Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks and in certain precious metals.
  Normally investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

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Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Real Estate Portfolio seeks above-average income and long-term capital growht, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in the real estate industry. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.1

1 The subaccount investing in VIP Real Estate was not available until September 26, 2003. FMR has, however, been managing the fund since it commenced operations on November 6, 2002. The returns reflect the performance of the subaccount as if the subaccount had been available on the fund's inception date, which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance.

VIP Strategic Income Portfolio seeks a high level of current income. The fund may also seek capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing primarily in debt securities,including ower-quality debt securities.
  Allocating the fund's assets among four general investment categories: high yield securiteis, U.S. Government and investment-grade securiteis, emerging market securities, and foreign developed market securities.
  Potentially investing in equity securities.
  Using a neutral mix of approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets.
  Analyzing a security's structural features and current pricing, its issuer's potential for success, and the credit, currency, and economic risks of the security and its issuer to select investments.

Investor Profile. This fund may be appropriate for investors seeking a high level of current income or capital appreciation through debt securities.1

1 The subaccount investing in VIP Strategic Income was not available until the date of this prospectus. FMR has, however, been managing the fund since it commenced operations on December 23, 2003. The returns reflect the performance of the subaccount as if the subaccount had been available on the fund's inception date, which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance.

VIP Technology Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

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  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Telecommunications & Utilities Growth Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries.

Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's strategists analyze the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries.

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Global Value Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of issuers in developed markets. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities.

International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeing to achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Group, which is made up of several of Morgan Stanley Asset Management's senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be attractively valued. The regional specialists analyze each company's finances, products, and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index (the "MSCI EAFE Index"). MSCI EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging markets countries.

Credit Suisse Asset Management, LLC

International Focus Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing in equity securities of companies located or conducting a majority of their business in major foreign markets.
  The Portfolio intends to invest substantially all of its assets in common stocks, warrants, and securities convertible into or exchangeable for common stocks. Under normal market conditions, the Portfolio will invest 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three foreign countries.
  The portfolio will implement a "focused" strategy of investing in equity securities of approximately 40-60 companies. The portfolio's 15 largest holdings may account for 40% or more of the portfolio's assets.

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  The Portfolio intends to diversify its investments across a number of foreign countries although at times it may invest a significant part of its assets in a single country.
  The Portfolio may invest up to 15% of its assets in emerging markets.
  In choosing equity securities, the portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

Risks: The Portfolio's principal risk factors are focus risk, market risk and foreign securities. Because the Portfolio invests internationally, it carries additional risks, including currency, information, and political risks. Also, because of the Portfolio's "focused" strategy, the Portfolio may be subject to greater volatility than a fund that invests in larger number of issuers.

Global Post-Venture Capital Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.
  Under normal market conditions, the Portfolio will invest at least 80% of its total assets, plus any borrowings for investment purposes, in equity securities of "post-venture capital companies" from at least three countries. A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have occurred within ten years prior to the Portfolio's purchase of the company's securities.
  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

Risks: The Portfolio's principal risk factors are market risk, foreign securities, start-up and other small companies and special situation companies. Because the Portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Post-venture capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize.

Small Cap Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes in equity securities of small U.S. growth companies.
  The Portfolio considers a "small" company to be one whose market capitalization, measured at the time the Portfolio purchases a security of that company, is within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2003, the Russell 2000 Index included companies with market capitalizations between $42 million and $2.02 billion. Companies that outgrow the definition of small company after the Portfolio has purchased their securities continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small-company equities.
  In seeking to identify growth companies - companies with attractive capital-growth potential - the Portfolio managers often look for (1) companies still in the developmental stage, (2) older companies that appear to be entering a new stage of growth, or (3) companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, small- or medium-sized companies that have passed their start up phase, show positive earnings and offer the potential for accelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

Risk: The Portfolio's principal risk factors are market risk, start-up and other small companies, and special-situation companies. Investing in start-up and other small companies may expose the Portfolio to increased market liquidity and information risks. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page <Click Here>.

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The Investment Advisers

Fidelity

The investment adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 29, 2004, FMR managed over $858 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. FMR Co., Inc., which serves as subadviser of FMR, also chooses certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Funds.

Morgan Stanley Asset Management

The investment adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Investment Management Inc., which does business in certain instances as Morgan Stanley Asset Management. Morgan Stanley Asset Management is a wholly-owned subsidiary of Morgan Stanley, which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley Asset Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

Credit Suisse

The investment adviser for the Credit Suisse Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management companies manage approximately $51 billion in the U.S. and $317.9 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

Facts About the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained approval. Two types of Contracts are available. You may purchase: (1) a Non-qualified Contract using money from any source; and (2) a Qualified Contract with money rolled over from a qualified retirement plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

  The minimum Purchase Payment for a Contract is generally $25,000.
  You may purchase a Qualified Contract only with a "rollover" (including a direct trustee-to-trustee transfer, where permitted) of funds from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.
  You must be the Annuitant and the Owner of the Contract. If, in addition to you, another person is named as an Owner, that person must be the Joint Annuitant.
  However, if you purchase the Contract as a Qualified Contract (IRA) you must be the sole Owner of the Contract.
  Generally, for all Contracts either you or the Joint Annuitant must be no more than 85 years old. To choose the Withdrawal Option either you or the Joint Annuitant must be no more than 80 years old.
  Application and Initial Purchase Payment

When we receive your properly completed application, we will apply your payment to the purchase of a Contract within two Valuation Periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

(1) you have provided all the information requested on the application form, including your choice of annuity income option;

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(2) we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3) we receive the entire amount of your Purchase Payment.

The date we credit the payment and issue your Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

FILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

FREE LOOK PRIVILEGE

If you choose to cancel the Contract, return it to the Annuity Service Center with a written request within the free look period. We will promptly refund the greater of (1) your Purchase Payment (without interest), or (2) the amount of your Purchase Payment plus the investment performance of the Money Market Investment Option. We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. This provision may vary by state where required by applicable state insurance law. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

If you are replacing an existing insurance product in the States of California, Colorado, Hawaii, Iowa, Louisiana, Mississippi, Maryland, Montana, New Hampshire, Oregon, Vermont or if you are a California resident over age 60, the Contract may be returned within 30 days after you receive it. During the first 15 days, the entire portion of your net purchase payment allocated to the Variable Account will be invested in the Money Market Subaccount. After that period of time, the value in the Money Market Subaccount will then be transferred to the Subaccounts you chose on your application. If you return your Contract after 15 days but within 30 days, you will receive a refund of your Contract Value reflecting investment performance from issue to the day your Contract is received by the insurance company or its authorized representative.

For most Contracts (other than replacements and exchanges), we estimate the free look right to be in existence for 15 calendar days after the Contract is mailed to you. The Contract value in the Money Market Subaccount will then be transferred to the Subaccounts you choose on the application or in any later instructions to us. If your free look period ends on a non-business day, the next business day will be used.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

The portion of your Purchase Payment you allocate to the Subaccounts will be invested in the Money Market Investment Option for the period we estimate or calculate your free look privilege to be in existence. At the end of the Valuation Period in which your free look period expires, any amount then in the Money Market Investment Option will be exchanged for Annuity Income Units in the percentages you have chosen. You allocate percentages that are whole numbers, not fractions. Immediately following the reallocations, the total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged.

At least 10% of the variable portion of your Purchase Payment must be allocated to each Investment Option you select. If your instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among the Subaccounts as often as you wish without charge. However, excessive exchange activity can disrupt Portfolio management strategy and increase Portfolio expenses, which are borne by everyone participating in the Portfolio regardless of their exchange activity. Therefore, we may limit the number of exchanges permitted, but not to fewer than six per calendar year. We may also require you to submit your exchange instructions by mail.

You tell us the percentage you want for your new allocation in each Investment Option. Your allocation percentages must be in whole numbers, not fractions. You may change the allocations among the Investment Options by writing or telephoning the Annuity Service Center or on our Internet website.

  Trading by Telephone or Internet

FILI reserves the right to change telephone or Internet exchange provisions, or to eliminate them, and to limit or reject any telephone or Internet exchange at any time. You may make up to a combined total of eighteen telephone/Internet exchanges per calendar year. All exchanges made on the same day count as one exchange. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

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We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

  Use of Market Timing Services

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Variable Subaccounts

When you exchange among the Variable Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, we will credit any Subaccount you transfer to at the same time.

However, we may wait to credit the amount to a new Subaccount until a Subaccount you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

  Important

The amount of the allocation in each Subaccount will change with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

CHARGES

The following are all the charges we make under the Contract.

1. Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, we will deduct any amount needed to provide for the applicable premium taxes from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Investment Options and/or apply it to the purchase of fixed annuity income.

2. Administrative Charges. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of the Investment Options at an effective annual rate of 0.25%. We guarantee this charge will never increase. This charge does not affect the amount of fixed annuity income.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.75%.

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The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. FILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts. This charge does not affect the amount of fixed annuity income.

4. Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5. Other Taxes. FILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See FILI's Tax Status on page <Click Here>.

CERTAIN PORTFOLIOS IMPOSE A SHORT TERM REDEMPTION FEE

Eight Subaccounts invest in Portfolios that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Portfolio, not by FILI, and are part of the Portfolio's assets. The eight Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Overseas Portfolio - Class R, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if and to the extent that the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you reallocate variable annuity income from that Subaccount to another Subaccount, or when you make a withdrawal from a Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions.

Here are four examples to help you understand the application of the fee. The first two show the effect on Withdrawal Value, the last two show the effect on variable annuity income.

Example 1: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you make a full withdrawal of your Withdrawal Value. Your Withdrawal Value immediately before the full withdrawal is $50,000.

The fee applies to the entire amount withdrawn. The fee is $500 (1% of $50,000).

Example 2: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 your Withdrawal Value in the Subaccount is $50,000, and you withdraw 80% of your Withdrawal Value from that Subaccount. Immediately before the redemption your Withdrawal Value in the Subaccount attributable to your original allocation is $30,000 and the Withdrawal Value in the Subaccount attributable to your subsequent allocation is $20,000.

The first step is to determine how much of your Withdrawal Value is subject to the fee. You withdrew $40,000 of Withdrawal Value (80% of the total Withdrawal Value of $50,000). Using the first in, first out rule, all $30,000 of Withdrawal Value that relates to your original allocation is redeemed, and $10,000 of your subsequent allocation is redeemed. The $30,000 of Withdrawal Value associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $10,000 of the Withdrawal Value attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days. Since the Withdrawal Value in the Subaccount subject to the fee has a value of $10,000 at the time of the partial withdrawal, the redemption fee is $100 (1% of $10,000).

Example 3: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58 you change your entire allocation of variable annuity income to another Subaccount. The value of your periodic annuity income in the first Subaccount immediately before the reallocation is $500.

The fee applies to the entire amount reallocated. Your variable annuity income is reduced by $5 (1% of $500).

Example 4: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 the value of your annuity income in the Subaccount is $500, and you reallocate 80% of your variable annuity income to another Subaccount. Immediately before the redemption $300 of your variable annuity income from the Subaccount comes from your original allocation and $200 from your subsequent allocation.

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The first step is to determine how much of your variable annuity income is subject to the fee. You reallocated $400 of variable annuity income (80% of the $500). Using the first in, first out rule, all $300 of variable annuity income that related to your original allocation is exchanged, and $100 of variable annuity income from your subsequent allocation is exchanged. The $300 of income associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $100 of income attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days.

Since the income in the Subaccount subject to the fee has a value of $100 at the time of the subsequent reallocation, the variable annuity income is reduced by $1 (1% of $100).

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date generally may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semi-annual, or annual annuity income.

If an Annuity Income Date falls on a day that is not the last day of a Valuation Period, the amount of annuity income will be determined based on the value of your selected Investment Options at the close of the Valuation Period. Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE

Certain requests may require a signature guarantee. A signature guarantee is designed to protect you and Fidelity Investments Life from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of Account Ownership

2. Resignation of Account Ownership

3. In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

DEATH BENEFIT

If no Annuitant or Joint Annuitant is alive on the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

FIXED, VARIABLE OR COMBINATION ANNUITY INCOME

At the time of purchase, you allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

  Fixed Annuity Income. Any portion of your Purchase Payment allocated to fixed annuity income will always remain allocated to fixed annuity income. If you allocate all of your Purchase Payment to fixed annuity income, FILI will guarantee a specific amount of fixed annuity income that will be the same on each Annuity Income Date, except as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.
  Variable Annuity Income. Any portion of your Purchase Payment allocated to variable annuity income will always remain allocated to variable annuity income, but you can reallocate the variable portion of your Contract among the various Investment Options after the free look period.

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All references to annuity income and the guaranteed duration of annuity income provided by Fidelity Income Advantage are subject to the limitation stated on page <Click Here> of the prospectus: "We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income." Variable annuity income is subject to the investment results of the subaccounts and may increase or decrease. Variable annuity income will end in the unlikely event that the value of every security held in the subaccounts in which you are invested is reduced to zero.

If you choose all variable annuity income, all of your annuity income will vary according to the investment experience of the Investment Options. Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

Any portion of your Purchase Payment allocated to variable annuity income will initially purchase Free Look Units. FILI will determine the number of Free Look Units based upon (a) your age and sex (and the age and sex of the Joint Annuitant, if any); (b) the type of annuity income option you choose; (c) the frequency of Annuity Income Dates you choose; (d) the first Annuity Income Date you choose; (e) the Benchmark Rate of Return you choose; and (f) the value of the Free Look Units on the Contract Date. The value of the Free Look Units reflects the investment performance of the Money Market Investment Option.

On the date the free look period ends, FILI will exchange Free Look Units for Annuity Income Units in the Investment Options you select. The total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged. The number of Annuity Income Units allocated to each Investment Option under a single life Contract will not change unless you reallocate among the Investment Options. If you choose a joint life Contract and benefits are reduced due to your death or the death of the Joint Annuitant, the number of Annuity Units will be reduced at that time.

FILI calculates the amount of your variable annuity income based on the number of Annuity Income Units credited to each Investment Option. At the close of business on each Annuity Income Date (or on the next Valuation Date if the Annuity Income Date falls on a non-business day), the number of Annuity Income Units is multiplied by the value of the Annuity Income Units for each Investment Option. The amount of variable annuity income on the Annuity Income Date will be the sum of annuity income amounts for each Investment Option.

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

  Combination of Fixed and Variable Annuity Income. If you choose a combination of fixed and variable annuity income, a portion of your annuity income will be fixed and a portion will vary according to the investment experience of the Investment Options. We will guarantee the dollar amount of the fixed annuity income portion on each Annuity Income Date. Both fixed and variable annuity income decreases upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return of the Investment Options is greater than the Benchmark Rate of Return between the Contract Date and the first Annuity Income Date, assuming you do not make any withdrawals, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

Assuming you do not make any withdrawals, income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return. Choosing a 5.0% Benchmark Rate of Return instead of a 3.5% Benchmark Rate of Return will result in a higher initial amount of income, but income will increase more slowly during periods of good investment performance and decrease more rapidly during periods of poor investment performance.

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The following graph illustrates the effect that your choice of a Benchmark Rate of Return would have on your annuity income for a hypothetical Contract. The graph assumes the following: (a) a Purchase Payment of $100,000; (b) annuity income is entirely variable; (c) the Contract is a single life Contract providing annuity income for ten years or the rest of your life, whichever is longer; (d) you are a 65 year old male; and (e) the selected Portfolios earn a constant 10% gross investment return before fees and expenses (equal to a 7.78% annualized Total Return after fees and expenses). Monthly income amounts are shown for two Benchmark Rates of Return: 3.5% and 5.0% annually. Notice that with the lower Benchmark Rate of Return your monthly income starts at a lower level but increases more rapidly. With the higher Benchmark Rate of Return monthly income starts at a higher level but increases less rapidly.

TYPES OF ANNUITY INCOME OPTIONS

At the time of purchase, you have a choice among a number of annuity income options. You also choose whether you want a minimum guaranteed number of years of annuity income. For any income option, you may choose to receive annuity income monthly, quarterly, semi-annually, or annually. Once you make these choices, they cannot be changed. The options FILI currently offers are described below. Other annuity income options may be made available. The federal income tax laws may limit your annuity income options where the Contract is used as a Qualified Contract.

1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive.

4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, But Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

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For Options 2, 3 and 4, if either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

ANNUITY INCOME INCLUDING WITHDRAWAL OPTIONS

If you have a Qualified Contract, you may elect the following options only if a portion or all of your purchase payment is allocated to the variable account. Withdrawals are not available for any allocations to fixed income. The Withdrawal option feature may not be available in your state.

Single Life Annuity with Withdrawal Option. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income to the beneficiary(ies) according to the terms of the Contract.

Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Option. Assuming you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal option. If the person who dies (you or the Joint Annuitant) is an Owner and the survivor is not the deceased Owner's spouse, we will adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income. For any allocations to fixed income, similar adjustments will be made to the Guarantee Period, if any.

If you and the Joint Annuitant both die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract.

GUARANTEE PERIOD

On your application, you may choose a guaranteed number of years of annuity income beginning with the first Annuity Income Date. You may choose a number of years from five (5) to forty-five (45). You may choose a guarantee period for annuity income Options 1 through 4. If you choose an income option with a Withdrawal Option, you cannot also choose a guarantee period. If neither you nor the Joint Annuitant lives to the end of the guarantee period, any remaining annuity income will go to your Beneficiary or Beneficiaries. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a guarantee period, the amount of annuity income on each Annuity Income Date will be lower than if you had not chosen the guarantee.

If (a) you choose Option 2, 3 or 4 with a guarantee period, (b) an Owner dies before the first Annuity Income Date, and (c) the survivor (whether it is you or the Joint Annuitant) is not the deceased Owner's spouse, we will adjust the guarantee period, as required by the federal income tax laws, so that it is not longer than the life expectancy of the survivor. This may result in a shorter guarantee period and a generally higher amount of annuity income.

  Annuity Income to Beneficiary. If a Beneficiary is entitled to annuity income, the Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.
  Lump Sum Payment. A lump sum will become due under a Contract if there are guaranteed Annuity Income Dates remaining and either: (a) a Beneficiary elects a lump sum on the death of the last survivor of you and the Joint Annuitant, (if any), (b) a Beneficiary receiving guaranteed annuity income dies, or (c) the last survivor of you and the Joint Annuitant (if any) dies and the Beneficiary is no longer living. For (b), the lump sum will be paid to the Beneficiary's estate. For (c), it will go to the estate of the last to die of you and the Joint Annuitant (if any).

Any lump sum attributable to the fixed annuity portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate that is one percent greater than the ten year United States Treasury Bond rate at the close of the first Valuation Period after the day FILI receives due proof of the Beneficiary's death or the Beneficiary's election at the Annuity Service Center.

Any lump sum attributable to the variable annuity income portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return that FILI used in determining the annuity income on the first Annuity Income Date.

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If FILI believes that the first annuity income amount due to any Beneficiary will be less than $50, FILI may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

WITHDRAWAL PROVISIONS

If you have purchased a Qualified Contract with a withdrawal option, you can withdraw amounts from the variable portion of your Contract by writing to our Annuity Service Center. See How to Make Withdrawals below.

You can not purchase a Qualified Contract with a withdrawal option if your Contract provides only fixed annuity income. Also, you can not elect a withdrawal option if you purchase a Non-qualified Contract.

The amount you can withdraw will depend on when you make the withdrawal, how much of your Purchase Payment you allocated to variable annuity income and the investment experience of your Contract. See Withdrawal Value below.

The length of time you can make withdrawals is called the Withdrawal Period or Liquidity Period. See Withdrawal (Liquidity) Period below.

Certain withdrawals will have the effect of ending your Contract, i.e. you will receive no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of variable annuity income. See Effect of Withdrawals below.

How to Make Withdrawals

All requests for withdrawals must be in writing to our Annuity Service Center. You may request to withdraw all of the Withdrawal Value (full withdrawal) or a portion of the Withdrawal Value (partial withdrawal). You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal that would reduce your variable annuity income below $1,200 per year at the time of the withdrawal.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal (Liquidity) Period

In April, 2002, the IRS issued temporary and proposed regulations under section 401(a)(9) of the Internal Revenue Code. It is unclear how these regulations apply with respect to a Liquidity Option. (see "TAX CONSIDERATIONS" beginning on page <Click Here> for more information).

When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants. Life expectancy is determined to be a period not in excess of that permitted by the Internal Revenue Service. It is always expressed in whole numbers.

If no withdrawals are made from your Contract, then you or your beneficiaries will receive variable annuity income for the entire length of the Withdrawal Period. In this respect the Withdrawal Period works like a Guarantee Period, i.e. variable annuity income would be guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described below.

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If all the Annuitants die before the end of the Withdrawal Period, each Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining Annuity Income Dates in the Withdrawal Period.

Comparing Withdrawal Period to Guarantee Period

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

Under a Contract with a Withdrawal Period, variable annuity income is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer.

Under a Contract with a Guarantee Period, all annuity income (fixed and variable) is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period, whichever is longer.

Under a Contract with a Withdrawal Period, a withdrawal may cause the Withdrawal Period to shorten or end.

Under a Contract with a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change after the Contract is issued.

Effect of Withdrawals

Withdrawals made within five years of the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, if you buy a Contract that provides only variable income, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, making a full withdrawal before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

  Full Withdrawals During First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

If your Purchase Payment is allocated part to variable annuity income and part to fixed annuity income, and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, you will not receive any more variable annuity income. Fixed annuity income will continue in accordance with the income option you selected.

  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining variable annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

  Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining variable annuity income will be reduced.

  Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining variable annuity income will be reduced, and the Withdrawal Period will be reduced.

The Company will allocate partial withdrawals to the Investment Options in which the Contract is then invested in the same proportion as the value in each Investment Option bears to the Withdrawal Value on the date of the partial withdrawal.

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For both full and partial withdrawals made after the first five years, the value of the reduced variable annuity income plus the amount of the withdrawal will be equivalent to the value of the variable annuity income just prior to the withdrawal. The Company will determine equivalence using modified insurance industry mortality tables.

REPORTS

If part or all of your Purchase Payment is allocated to variable income, we will send you a statement showing the number of Annuity Income Units in each variable Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter, and each time you transfer Annuity Income Units among the Investment Options. If you choose the Withdrawal option, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and quarterly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

More About the Contract

TAX CONSIDERATIONS

Treatment of Distributions

Taxation of Distributions. In April, 2002, the IRS issued temporary and proposed regulations under section 401(a)(9) of the Internal Revenue Code addressing required minimum distributions from annuity contracts. These new regulations apply to Contracts issued as IRAs. Your IRA might have a Liquidity Option, under which you may withdraw part or all of the Contract's "Liquidity Value" during the "Liquidity Period." It is unclear how the new temporary and proposed regulations apply with respect to a Liquidity Option. The Company is seeking clarification of the treatment of the applicability of the minimum distribution requirement to a Liquidity Option. However, it is possible that the Liquidity Option will need to be modified in order to comply with the regulations.

The portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option selected under the Contract, but generally is the excess of the distribution over the "exclusion amount."

In the case of a variable annuity income distribution, the exclusion amount is generally the "investment in the contract" allocated to the variable annuity income, adjusted for any guaranteed period, divided by the expected number of periodic annuity income distributions (determined under Treasury Department regulations).

In the case of fixed annuity income distributions, the exclusion amount is generally the amount determined by multiplying the distribution by the ratio (determined under Treasury Department regulations) of (1) the investment in the Contract allocated to the fixed annuity income, adjusted for any guaranteed period, to (2) the "expected return" under the fixed annuity income distributions. For Qualified Contracts, the investment in the Contract is generally zero. When the investment in the contract is zero, annuity income distributions are fully taxable as ordinary income.

After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income. On the other hand, should the annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

Where a guaranteed period of annuity income distributions is selected and no Annuitant or Joint Annuitant lives to the end of that period, the annuity income distributions made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

Penalty Tax. Certain distributions under the Contract may be subject to a penalty tax equal to 10% of the portion of the distribution which is includible in income. Annuity income distributions under Qualified Contracts typically will not be subject to the penalty tax. Also, the penalty tax generally does not apply to distributions under a Non-qualified Contract that are made (1) on or after the taxpayer attains age 59 1/2; (2) as part of a series of "substantially equal periodic payments" over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (3) under an "immediate annuity" (as that term is defined in the tax law); or (4) in certain other situations.

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In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

It is unclear at this time whether annuity distributions under a Non-qualified Contract prior to the recipient attaining age 59 1/2 satisfy an exception to the penalty tax. Accordingly, a prospective purchaser of a Non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax adviser regarding the application of the penalty tax to those distributions.

Withholding and Reporting. FILI will, as required by law, withhold and remit to the U.S. Government a part of the taxable portion of each distribution under the Contract, unless a written election not to have any amounts withheld is filed prior to the distribution. Also, FILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

Qualified Contracts

The Contract may be used as an Individual Retirement Annuity under Section 408(b) of the Internal Revenue Code. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." You should seek competent advice as to the tax consequences associated with the use of a Contract as a Qualified Contract.

Because the Contract's minimum Purchase Payment is greater than the maximum annual contribution permitted to an Individual Retirement Annuity, a Qualified Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, a Qualified Contract may be purchased only in connection with a rollover of amounts from a qualified 401(a) or a 401(k) plan, a tax-sheltered annuity, or a 403(b) plan, a governmental 457(b) plan, or an IRA.

If the Contract is used as a Qualified Contract, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may have to be limited in order to satisfy certain minimum distribution requirements of the Code.

In the case of a Contract with a Withdrawal Value that is issued as an Individual Retirement Annuity, we believe that the annuity income payments thereunder should satisfy the minimum distribution requirements under section 401(a)(9) of the Code. However, it is possible, though unlikely, that the IRS will determine that the annuity income payments do not satisfy those requirements. In addition, we do not know whether the withdrawal of all or a part of the Withdrawal Value constitutes a minimum required distribution which cannot be directly transferred to another IRA or rolled over. Due to this uncertainty, we will not process direct transfers to another IRA but will instead treat all withdrawals of the Withdrawal Value from the Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax adviser before withdrawing an amount with the intention of rolling it over to another IRA.

Tax Deferral Until Distributions are Made

Under existing provisions of the Code, any increase in the value of the Contract is generally not taxable until distributions are made under one of the Contract's annuity income options. However, as discussed below, this tax deferral generally applies only if (1) the Owner is an individual, (2) the investments in the Variable Account are adequately diversified in accordance with Treasury Department regulations, (3) FILI, rather than the Owner, is considered the owner of the assets of the Variable Account for federal tax purposes, and (4) certain distribution requirements are met in the event that you die.

Non-natural Owner. In certain circumstances, if an Owner were a "non-natural" person, such as a corporation or a trust, the Contract would not be treated as an annuity contract for federal tax purposes, and the Owner would be taxable currently on the income and gain from the assets of the Variable Account. Accordingly, the Contract must be owned by an individual (or individuals), and will not be issued to "non-natural" persons.

Diversification Requirements. For a Contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be "adequately diversified." The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although FILI does not control the investments of the Funds, FILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified."

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Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income.

Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of the Contract has a choice of more Investment Options to which to allocate the Purchase Payment, and may be able to transfer among Investment Options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account, and thus income and gain from such assets would be includible in the Owner's income annually. In addition, it is not known what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account.

Distribution Requirements. To qualify as an annuity for federal tax purposes, the Contract must satisfy certain distribution requirements in the event of your death. The Contract contains the required distribution provisions. In certain situations, those provisions may limit the guaranteed period over which annuity income distributions can be made (if such a period is selected).

  Important. This discussion of the Tax Considerations assumes that the Contract will be treated as an annuity contract for federal income tax purposes and that FILI will be treated as the owner of the Variable Account assets.

FILI's Tax Status

FILI is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are part of, and are taxed with, the operations of FILI, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. FILI does not expect to incur federal income taxes attributable to the Variable Account. Based on this, no charge is being made currently to the Variable Account for federal income taxes. FILI will periodically review the need for a charge to the Variable Account for its federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under existing laws, FILI may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes (other than premium taxes) are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, FILI may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax adviser should always be consulted regarding the application of law to individual circumstances. In particular, if you name a Joint Annuitant who is not your spouse (or if the Joint Annuitant is your spouse and you and your spouse do not file joint income tax returns), you should consult a qualified tax adviser as to the tax consequences of your particular arrangement.

This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

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This discussion does not address federal estate and gift tax consequences, or state or local tax consequences, associated with the purchase of a Contract. In addition, Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

Other Contract Provisions

You should also be aware of the following important provisions of your Contract.

1. Owner(s). Before a Contract is issued, the Owner(s) also has (have) the right to (a) name the Joint Annuitant, (if any); (b) allocate the Purchase Payment between fixed and variable annuity income; (c) choose an annuity income option; (d) allocate the Purchase Payment among the Investment Options; (e) choose the Benchmark Rate of Return; (f) name the Beneficiary or Beneficiaries; and (g) select the first Annuity Income Date and how often you will receive annuity income.

After a Contract is issued, each Owner named in the application has the following rights: (a) the right to change any Beneficiary; (b) the right to cancel the Contract during the free look period; (c) any right to reallocate among the Investment Options; and (d) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract; and for a Contract that includes a Withdrawal option, (e) the right to withdraw from the variable portion of the Contract during the Withdrawal Period and the right to surrender the variable portion of the Contract within five years from the first annuity income date.

A Joint Annuitant who is not an Owner when a Contract is issued will succeed to the rights in the paragraph above if he or she survives the Owner. When no Owner or Joint Annuitant is still alive, each Beneficiary will have (a) the right to reallocate among the Investment Options, and (b) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract, with respect to his or her share of annuity income.

2. Annuitant. You have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3. Joint Annuitant. For Non-qualified Contracts, the Joint Annuitant, (if any), has the right to receive annuity income jointly with you under the terms of the Contract. The Joint Annuitant may also be an Owner, or succeed to the rights of the Owner(s) as described above. For Qualified Contracts, (a) all annuity income during your lifetime must be received only by you, and (b) the Joint Annuitant may not be an Owner.

4. Beneficiary. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing. The Beneficiary (or Beneficiaries) will receive (a) annuity income for the remainder of any guarantee period after the death(s) of the Annuitant (and Joint Annuitant if any), and (b) a refund of your Purchase Payment if you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date.

The Beneficiary (or Beneficiaries) will receive any remaining Withdrawal Period annuity income if neither you nor the Joint Annuitant (if any) survives to the end of the Withdrawal Period.

Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any); and (2) the Withdrawal Period or guarantee period (if any) has not ended; we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

The Beneficiary has choices if you (and the Joint Annuitant, if any) die before the end of the Withdrawal Period or guarantee period, if any:

The Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive the Withdrawal Value plus the present value of fixed annuity income (if any). If a Contract with a withdrawal option is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose option (b). The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

If a Beneficiary receiving annuity income dies, a lump sum will be provided to the Beneficiary's estate. The fixed annuity income portion of any lump sum will be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate that is one percent greater than the ten year United States Treasury Bond rate at the close of the first Valuation Period after the day we receive due proof of the Beneficiary's death on the Beneficiary's election at the Annuity Service Center. The variable annuity income portion will be the Withdrawal Value.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. See Types of Annuity Income Options on page <Click Here>.

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5. Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, FILI will change the benefits to those which the proceeds would have purchased had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, FILI will take the following action: (1) if FILI provided too much annuity income, FILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on subsequent following Annuity Income Date(s) until it has recovered the excess; (2) if FILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6. Assignment. The Contract may not be assigned.

7. Dividends. The Contract is "non-participating." This means that there are no dividends. Investment results of the Investment Options are reflected in benefits.

8. Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant, (if any), at the Annuity Service Center. We will not be responsible for any annuity income paid to you or the Joint Annuitant, (if any), before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying FILI of the death of the other. Each Beneficiary is responsible for notifying FILI of the death of the last surviving Annuitant or Joint Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying FILI. If too much annuity income is provided because FILI is not notified of a death, FILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR Corp., the parent company of FILI. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Insurance Agency, Inc. receives sales compensation from FILI of not more than 0.10% of the reserves held to support the Contracts. Amounts paid by FILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of FILI, which may include proceeds derived from mortality and expense risk charges FILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will usually send annuity income within seven days of the Annuity Income Date. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any Death Benefit within seven days after we receive due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract). However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contract.

FILI also has the right to eliminate any Subaccount, to combine two or more Subaccounts, or substitute a new portfolio or fund for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in FILI's judgment, a Portfolio or Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason. FILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

FILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

The Total Return reflects the investment performance of a Subaccount, less all expenses and charges, for the Valuation Period. FILI determines the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

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Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Portfolio of the Funds are reinvested in shares of that Portfolio.

VOTING RIGHTS

FILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and FILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

FILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in each Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Portfolio. Fractional votes will be counted. FILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with federal regulations or interpretations of those regulations.

FILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, FILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. FILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, FILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Portfolios, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, FILI may also disregard instructions to vote for changes in investment policies or the investment adviser if it disapproves of the proposed changes. FILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If FILI ever disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS

The Fidelity Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts FILI establishes. Other Funds may be offered to qualified plans as well.

Although FILI does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in a Fund. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the Variable Account might be required to withdraw its investment in the Funds. In the event of any conflict, we will take any steps necessary to protect Annuitants, Joint Annuitants, and Beneficiaries.

LITIGATION

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

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Table of Contents
of the Statement of Additional Information

Service Agreements
General Information
Performance
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement
Independent Accountants
Financial Statements
 Variable Account (enclosed)
 Fidelity Investments Life Insurance Company (enclosed)

Investment Company Act of 1940 File No. 811-05315

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1.756514.104

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INDIVIDUAL RETIREMENT ANNUITY AND ROTH IRA ANNUITY
DISCLOSURE STATEMENT

1. This Disclosure Statement addresses the Federal income tax treatment of a single premium variable income annuity contract (the "Contract") that is issued by Fidelity Investments Life Insurance Company ("FILI") as an Individual Retirement Annuity ("IRA annuity") or a Roth IRA annuity. It is important that you read this statement carefully.

 This disclosure statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice. Also, the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the Internal Revenue Service ("IRS"). Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance.

Revocation

2. You are allowed to revoke or cancel your Contract within ten (10) days of the later of (1) the date of the application for the Contract; or (2) the date you receive the Contract. Upon revocation, FILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payments plus the investment performance of the Money Market Investment Option.

 You may revoke your Contract by mailing or delivering a notice of revocation to:

Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 580
Merrimack, NH 03054-0580

 A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

 Any questions regarding this procedure may be directed to a Fidelity Annuity Specialist at 800-544-2442.

Contributions

3. You may purchase a Contract as an IRA annuity with proceeds from a (1) non-taxable rollover from a qualified plan, tax-sheltered annuity or custodial account under section 403(b) of the Internal Revenue Code ("Code"), Individual Retirement Account ("IRA account"), or another IRA annuity, or (2) a non-taxable transfer from an IRA account or another IRA annuity. You may purchase a Contract as a Roth IRA annuity with a non-taxable rollover or non-taxable transfer from a Roth IRA account or another Roth IRA annuity. The amount of such rollover or transfer will not be included in your taxable income for the year of the rollover or transfer.

4. Subsequent contributions will not be accepted.

5. No deduction is allowed for contributions.

Investments

6. Your entire interest in the Contract is nonforfeitable.

7. The Contract is not transferable and is established for the exclusive benefit of you and your beneficiaries.

Distributions

8. A distribution from your Contract is includible in your gross income for the year in which the distribution is made and is taxed as ordinary income, except to the extent the distribution is treated as a recovery of non-deductible contributions, if any. Special rules apply for purposes of determining the portion of a distribution that is allocable to any non-deductible contributions.

9. If a distribution from the Contract is made before you attain age 59½, your tax for the year in which the amount is received is increased by a penalty tax equal to 10% of the portion of the distribution that is includible in gross income. However, this 10% premature distribution penalty tax generally does not apply if the distribution (1) is made on account of your death or disability; (2) is part of a series of substantially equal periodic payments over your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a second person designated by you; or (3) satisfies some other specified exception to this penalty tax.

FVIA-92160

10. In the case of a Roth IRA, no portion of a distribution is subject to federal income tax or the 10% premature distribution penalty tax if the distribution generally is made (a) after the close of the 5-year period beginning with the first year in which a contribution was made to a Roth IRA established for the owner, and (b) the owner is at least 59½ at the time of the distribution, the distribution is made after the owner's death or disability, or the distribution (up to a $10,000 total lifetime maximum) is made in connection with a first-time home purchase as defined in the Code. A Roth IRA distribution that fails to satisfy these requirements is treated generally as made first from non-deductible contributions. Once the total non-deductible contributions have been recovered, any earnings distributed are taxable and may be subject to the 10% premature distribution penalty tax.

11. The entire interest in an IRA must be distributed or commence to be distributed no later than April 1 of the calendar year following the calendar year in which the owner attains age 70½. Installment payments may be made in accordance with income tax regulations over the owner's life (or the lives of the owner and his or her designated beneficiary within the meaning of the Code) or over a period not exceeding the owner's life expectancy (or the joint life expectancy of the owner and his or her designated beneficiary). If the owner dies after required distributions have commenced, any remaining interest must be distributed at least as rapidly as under the method of distribution being used at the time of death. If the owner dies before required distributions have commenced, any remaining interest must be distributed generally (1) within 5 years, or (2) over the life or life expectancy of the designated beneficiary commencing by the end of the year following the year of the owner's death (or by the end of the year in which the owner would have attained age 70½, if later, and the owner's spouse is the sole beneficiary).

 The minimum distribution rules that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of the Roth IRA owner, the after death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before required distributions have commenced.

 In order for annuity income payments under the Contract to comply with these minimum distribution requirements, it might be necessary in certain circumstances to limit (1) the length of any guarantee period under an annuity income option, and (2) limit the joint and survivor annuity income options from which you may select. In addition, in the case of a Roth IRA, it might be necessary in certain circumstances to adjust the annuity income payments made after your death in order to comply with these minimum distribution requirements. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you.

 If required distributions are not timely made, you will be liable for a 50% penalty tax on the difference between the required minimum distribution for the tax year and the amount actually paid to you. The IRS has the authority to waive this penalty tax under certain circumstances.

12. Special rules apply with respect to rollovers and transfers from IRAs and Roth IRAs. You should seek competent tax advice to comply with the requirements for rollovers and transfers.

Other Tax Considerations

13. You must file an IRS Form 5329 (Additional Taxes on Qualified Plans (Including IRAs) and Other Tax-Favored Accounts) with your income tax return for a year in which there is a penalty tax due because of premature distributions or insufficient distributions.

14. The Contract has been approved as to form for use as an IRA by the IRS. The Contract has not been approved as to form for use as a Roth IRA by the IRS. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

15. Further information concerning IRAs and Roth IRAs can be obtained from any district office of the IRS and from IRS Publication 590 (Individual Retirement Arrangements (IRAs)).

Prohibited Transactions

16. The Contract may cease to be an IRA or Roth IRA, whichever is applicable, because of a prohibited transaction. Generally, a prohibited transaction is any improper use of your Contract by you, a beneficiary, or any disqualified person. If during a taxable year you borrow any money under your Contract or use the Contract in another prohibited manner (for example, if the Contract is pledged as collateral for a loan), the Contract will cease to be an IRA or Roth IRA as of the first day of the taxable year, you must include in your gross income for the year an amount equal to the fair market value of the Contract as of the first day of the taxable year, and you may have to pay a 10% premature distribution penalty tax (discussed above).

Financial Information

17. The value of your investment will depend on how you allocate your Purchase Payment between fixed and variable annuity income. The portion of your Purchase Payment allocated to fixed annuity income results in income that is guaranteed and is the same from one Annuity Income Date to the next unless you choose an annuity income option that calls for decreasing annuity income upon your death or the death of the Joint Annuitant. The annuity income from the portion of your Purchase Payment allocated to the Investment Options will vary depending upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

18. As further described in the prospectus, the following are all the charges that FILI currently makes:

 (a) Administrative Charge

 FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.25%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

 (b) Mortality and Expense Risk Charge

 FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.75%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

 (c) Portfolio Expenses

 The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio. These changes do not apply to any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

FVIA-92160

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FVIA-92160

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PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY INCOME ADVANTAGE
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2004

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2004, without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Performance	<Click Here>
Safekeeping of Variable Account Assets	<Click Here>
Distribution of the Contracts	<Click Here>
State Regulation	<Click Here>
Legal Matters	<Click Here>
Registration Statement	<Click Here>
Experts	<Click Here>
Financial Statements	<Click Here>
 Variable Account (enclosed)
 Fidelity Investments Life Insurance Company (enclosed)

FIAL7-ptb-0404
1.756515.104

You may purchase the contract with proceeds from various sources such as transactions qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

Withdrawal (Liquidity) Value

If you elect annuity income with a withdrawal option the following provisions are applicable.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

  Part A

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1) Start with Part A at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. See Net Investment Factor on page iv of the Prospectus. Then add the values for each variable Subaccount together.

(3) If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4) Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

  Part B

Part B is based on the remainder of your variable Purchase Payment and reflects the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1) Start with Part B at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. Then add the values for each variable Subaccount together.

(3) Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4) Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

PERFORMANCE

Performance information for any Investment Option may be compared, in reports and advertising to: (1) the Standard & Poor's Index of 500 stocks ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue's Money Market Institutional Averages and other indices; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including the ranking of any Investment Option derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, rating services, companies, publications or other persons who rank separate accounts or other investment products.

The tables below provide performance results for each Investment Option through December 31, 2003. The performance information is based on the historical investment experience of the Investment Options and of the Portfolios. It does not indicate or represent future performance.

Total Return

Total returns quoted in advertising reflect all aspects of an Investment Option's return, including the automatic reinvestment by the separate account of all distributions and any change in the Investment Option's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Investment Option over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Investment Option's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of an Investment Option.

Table 1 shows the average annual total return on a hypothetical investment in the Investment Options for the last year, from the date that the Portfolios began operations, from the date each Portfolio began in the separate account, and, for Portfolios in existence for five years or more, for five years, through December 31, 2003. For any Portfolio in existence ten years or more, figures are shown for a ten year period. The returns reflect the risk and administrative charges (1% on an annual basis).

Table 1: Average Annual Total Return for Period Ending on December 31, 2003 if contract issued at commencement of Portfolio (which in most cases it was not).

Investment Option	Portfolio's Start Date	1 Year	5 Years	Ten Years/ Life of Portfolio
Fidelity
Asset Manager	09/06/1989	16.80%	0.95%	5.71%*
Asset Manager: Growth	01/03/1995	22.10%	-1.53%	7.59%
Balanced	01/03/1995	16.55%	0.13%	6.36%
Contrafund	01/03/1995	27.18%	2.43%	12.82%
Dynamic Capital Appreciation	09/25/2000	24.23%	N/A	-10.82%
Equity-Income	10/09/1986	29.03%	2.44%	9.75%*
Growth	10/09/1986	31.52%	-2.31%	8.51%*
Growth & Income	12/31/1996	22.54%	-1.18%	6.53%
Growth Opportunities	01/03/1995	28.58%	-6.51%	6.36%
High Income	09/19/1985	25.99%	-1.51%	2.99%*
Index 500	08/27/1992	27.13%	-1.82%	9.66%*
Investment Grade	12/05/1988	4.15%	5.67%	5.65%*
Mid Cap	12/28/1998	37.25%	18.06%	18.73%
Money Market	04/01/1982	-0.01%	2.61%	3.42%*
Overseas Portfolio - Class R*	01/28/1987	41.94%	-0.23%	4.09%*
Strategic Income	12/23/2003	N/A	N/A	N/A
Value Strategies	02/20/2002	56.33%	N/A	11.57%
Consumer Industries	07/18/2001	23.84%	N/A	-0.28%
Cyclical Industries	07/18/2001	36.99%	N/A	3.65%
Financial Services	07/18/2001	29.28%	N/A	3.59%
Health Care	07/18/2001	15.01%	N/A	-1.67%
Natural Resources	07/19/2001	29.30%	N/A	3.65%
Real Estate	11/06/2002	31.88%	N/A	29.89%
Technology	07/19/2001	57.63%	N/A	-3.76%
Telecommunications & Utilities	07/19/2001	24.91%	N/A	-11.42%
Morgan Stanley
Emerging Markets Debt	06/16/1997	26.59%	16.08%	6.30%
Emerging Markets Equity	10/01/1996	48.18%	7.60%	0.75%
Global Value Equity	01/02/1997	27.68%	1.92%	6.31%
International Magnum	01/02/1997	26.14%	-2.27%	0.47%
Credit Suisse
Global Post-Venture Capital	09/30/1996	46.18%	-2.65%	0.10%
International Focus	06/30/1995	31.76%	-2.18%	0.58%
Small Cap Growth	06/30/1995	47.06%	1.72%	6.32%

* 10 Years shown

1 The subaccount was not available until September 26, 2003. FMR has, however, been managing the portfolio since it commenced operations on September 25, 2000 (for VIP Dynamic Capital Appreciation), February 20, 2002 (for VIP Value Strategies) and November 6, 2002 (for VIP Real Estate). The returns reflect the performance of the subaccount as if the subaccount had been available on September 25, 2000 (for VIP Dynamic Capital Appreciation), February 20, 2002 (for VIP Value Strategies) and November 6, 2002 (for VIP Real Estate), which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance.

2 The subaccount was not available until the date of this SAI. FMR has, however, been managing the portfolio since it commenced operations on January 28, 1987 (for VIP Overseas) and December 23, 2003 (for VIP Strategic Income). The returns reflect the performance of the subaccount as if the subaccount had been available on the fund's inception date, which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance. Investments in VIP Overseas Portfolio - Class R transferred or withdrawn in less than 60 days will be assessed a 1% redemption fee, which is retained by the portfolio.

Average Annual Total Return for Period Ending on December 31, 2003 from Date Portfolio Began in Separate Account.

Investment Option	Date When Portfolio Began in Separate Account	Ten Years/ Life of Portfolio
Fidelity
Asset Manager	10/04/1989	5.71%*
Asset Manager: Growth	01/09/1995	7.62%
Balanced	01/03/1995	6.36%
Contrafund	01/09/1995	12.89%
Dynamic Capital Appreciation	09/26/2003	N/A
Equity-Income	02/10/1988	9.75%*
Growth	02/10/1988	8.51%*
Growth & Income	12/31/1996	6.53%
Growth Opportunities	01/03/1995	6.36%
High Income	02/29/1988	2.99%*
Index 500	09/01/1992	9.66%*
Investment Grade	12/30/1988	5.65%*
Mid Cap	04/30/2000	7.74%
Money Market	01/29/1988	3.42%*
Overseas Portfolio - Class R	04/30/2004	N/A
Strategic Income	04/30/2004	N/A
Value Strategies	09/26/2003	N/A
Consumer Industries	07/30/2001	0.11%
Cyclical Industries	07/30/2001	4.06%
Financial Services	07/30/2001	4.17%
Health Care	07/30/2001	-1.72%
Natural Resources	07/30/2001	2.45%
Real Estate	09/26/2003	N/A
Technology	07/30/2001	-3.48%
Telecommunications & Utilities	07/30/2001	-11.10%
Morgan Stanley
Emerging Markets Debt	11/24/1997	7.61%
Emerging Markets Equity	11/24/1997	1.39%
Global Value Equity	11/24/1997	3.94%
International Magnum	11/24/1997	-0.87%
Credit Suisse
Global Post-Venture Capital	11/24/1997	-0.92%
International Focus	11/24/1997	-1.29%
Small Cap Growth	11/24/1997	1.07%

* 10 Years shown

In addition to average annual returns, the Investment Options may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period.

Table 2 shows the cumulative total return on a hypothetical investment in the Investment Options for stated periods and from the date the Portfolios began operations, and from the date each Portfolio began in the Separate Account (if less than 10 years), through December 31, 2003. The returns reflect the risk and administrative charges (1% on an annual basis).

Table 2: Cumulative Total Return for Period Ending on December 31, 2003.

Investment Option	Portfolio's Start Date	1 Year	5 Years	Ten Years/ Life of Portfolio
Fidelity
Asset Manager	09/06/1989	16.80%	4.82%	74.16%*
Asset Manager: Growth	01/03/1995	22.10%	-7.43%	93.13%
Balanced	01/03/1995	16.55%	0.63%	74.11%
Contrafund	01/03/1995	27.18%	12.76%	196.09%
Dynamic Capital Appreciation	09/25/2000	24.23%	N/A	-31.19%
Equity-Income	10/09/1986	29.03%	12.79%	153.54%*
Growth	10/09/1986	31.52%	-11.04%	126.22%*
Growth & Income	12/31/1996	22.54%	-5.76%	55.72%
Growth Opportunities	01/03/1995	28.58%	-28.57%	74.19%
High Income	09/19/1985	25.99%	-7.34%	34.31%*
Index 500	08/27/1992	27.13%	-8.79%	151.49%*
Investment Grade	12/05/1988	4.15%	31.77%	73.32%*
Mid Cap	12/28/1998	37.25%	129.32%	136.41%
Money Market	04/01/1982	-0.01%	13.76%	40.01%*
Overseas Portfolio - Class R	01/28/1987	41.94%	-1.15%	49.36%*
Strategic Income	12/23/2003	N/A	N/A	N/A
Value Strategies	02/20/2002	56.33%	N/A	22.59%
Consumer Industries	07/18/2001	23.84%	N/A	-0.68%
Cyclical Industries	07/18/2001	36.99%	N/A	9.19%
Financial Services	07/18/2001	29.28%	N/A	9.03%
Health Care	07/18/2001	15.01%	N/A	-4.05%
Natural Resources	07/19/2001	29.30%	N/A	9.18%
Real Estate	11/06/2002	31.88%	N/A	35.12%
Technology	07/19/2001	57.63%	N/A	-8.97%
Telecommunications & Utilities	07/19/2001	24.91%	N/A	-25.71%
Morgan Stanley
Emerging Markets Debt	06/16/1997	26.59%	110.72%	49.20%
Emerging Markets Equity	10/01/1996	48.18%	44.23%	5.60%
Global Value Equity	01/02/1997	27.68%	9.97%	53.47%
International Magnum	01/02/1997	26.14%	-10.83%	3.34%
Credit Suisse
Global Post-Venture Capital	09/30/1996	46.18%	-12.56%	0.73%
International Focus	06/30/1995	31.76%	-10.42%	5.08%
Small Cap Growth	06/30/1995	47.06%	8.93%	68.39%

* 10 Years shown

1 The subaccount was not available until September 26, 2003. FMR has, however, been managing the portfolio since it commenced operations on September 25, 2000 (for VIP Dynamic Capital Appreciation), February 20, 2002 (for VIP Value Strategies) and November 6, 2002 (for VIP Real Estate). The returns reflect the performance of the subaccount as if the subaccount had been available on September 25, 2000 (for VIP Dynamic Capital Appreciation), February 20, 2002 (for VIP Value Strategies) and November 6, 2002 (for VIP Real Estate), which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance.

2 The subaccount was not available until the date of this SAI. FMR has, however, been managing the portfolio since it commenced operations on January 28, 1987 (for VIP Overseas) and December 23, 2003 (for VIP Strategic Income). The returns reflect the performance of the subaccount as if the subaccount had been available on the fund's inception date, which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one calendar year of performance. Investments in VIP Overseas Portfolio - Class R transferred or withdrawn in less than 60 days will be assessed a 1% redemption fee, which is retained by the portfolio.

Cumulative Total Return From Date When Portfolio Began in Separate Account

Investment Option	Date When Portfolio Began In Separate Account	Ten Year/ Life of Portfolio
Fidelity
Asset Manager	10/04/1989	74.16%*
Asset Manager: Growth	01/09/1995	93.32%
Balanced	01/03/1995	74.11%
Contrafund	01/09/1995	196.98%
Dynamic Capital Appreciation	09/26/2003	N/A
Equity-Income	02/10/1988	153.54%*
Growth	02/10/1988	126.22%*
Growth & Income	12/31/1996	55.72%
Growth Opportunities	01/03/1995	74.19%
High Income	02/29/1988	34.31%*
Index 500	09/01/1992	151.49%*
Investment Grade	12/30/1988	73.32%*
Mid Cap	04/30/2000	31.43%
Money Market	01/29/1988	40.01%*
Overseas Portfolio - Class R	04/30/2004	N/A
Strategic Income	04/30/2004	N/A
Value Strategies	09/26/2003	N/A
Consumer Industries	07/30/2001	0.26%
Cyclical Industries	07/30/2001	10.11%
Financial Services	07/30/2001	10.39%
Health Care	07/30/2001	-4.12%
Natural Resources	07/30/2001	6.03%
Real Estate	09/26/2003	N/A
Technology	07/30/2001	-8.21%
Telecommunications & Utilities	07/30/2001	-24.79%
Morgan Stanley
Emerging Markets Debt	11/24/1997	56.49%
Emerging Markets Equity	11/24/1997	8.82%
Global Value Equity	11/24/1997	26.61%
International Magnum	11/24/1997	-5.22%
Credit Suisse
Global Post-Venture Capital	11/24/1997	-5.48%
International Focus	11/24/1997	-7.65%
Small Cap Growth	11/24/1997	6.73%

* 10 Years shown

Yields

Some Investment Options may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Investment Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields quoted in advertising may be based on historical seven day periods.

Current yield for the Money Market Investment Option reflects the income generated by the Investment Option over a 7 day period. Current yield is calculated by determining the change (net of management fees and the 1% annuity charge) of a hypothetical account containing one share of the underlying Portfolio exclusive of capital changes. This change is divided by the value of the account at the beginning of the base period to obtain the base period return. This base period return is annualized by multiplying by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield is obtained by compounding the base period return over a one year period. Since the reinvestment of income is assumed in the calculation of the effective yield, it will generally be higher than the current yield. For the 7 day period ending on December 31, 2003, the Money Market Investment Option had a current yield of -0.02% and an effective yield of -0.02%.

A 30 day yield for bond Investment Options reflects the income generated by an Investment Option over a 30 day period. Current yield is calculated by determining the interest income (net of management fees and the 1% annuity charge) of a hypothetical account containing one share exclusive of capital changes. Yield will be computed by dividing the net interest income during the period by the value of the hypothetical account at the end of the period. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation. The 30 day yield for the period ending on December 31, 2003 was 2.22% for the Investment Grade Bond Investment Option, 5.53% for the High Income Investment Option and 4.91% for Emerging Markets Debt Investment Option.

Annuity Income

Periodic annuity income amounts may be illustrated using the historical performance of the Investment Options, the Standard & Poor's 500 Composite Stock Price Index or other recognized investment benchmark portfolios. All illustrations will reflect the 1% annual annuity charge and actual or assumed Portfolio expenses.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and FILI. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the contracts.

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, Senior Legal Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The financial statements of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of Fidelity Investments Variable Annuity Account I of the Company as of December 31, 2003 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accounts, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

(2_fidelity_logos)(registered trademark)

Fidelity® Investments

Variable Annuity Account I

Annual Report

December 31, 2003

(fidelity_logo)(Fidelity_Investments_Life_Insurance_Company)(registered trademark)

This report and the financial statements contained herein are submitted for the general information of Fidelity Investments Life Insurance Company variable annuity owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the annuities nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities

December 31, 2003

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager	VIP II - Index 500
Assets:
Investments at market value	$ 965,167	$ 374,629	$ 1,150,265	$ 1,176,908	$ 261,966	$ 739,599	$ 599,457	$ 871,348
Receivable from FILI	2	2	7	4	1	0	1	5
Total Assets	965,169	374,631	1,150,272	1,176,912	261,967	739,599	599,458	871,353
Liabilities:
Payable to FILI	0	0	0	0	0	1	0	0
Total net assets	$ 965,169	$ 374,631	$ 1,150,272	$ 1,176,912	$ 261,967	$ 739,598	$ 599,458	$ 871,353
Net Assets:
Accumulation reserves	$ 903,926	$ 308,175	$ 993,998	$ 1,070,092	$ 237,871	$ 572,345	$ 496,905	$ 764,550
Annuity reserves	61,243	66,456	156,274	106,820	24,096	167,253	102,553	106,803
Total net assets	$ 965,169	$ 374,631	$ 1,150,272	$ 1,176,912	$ 261,967	$ 739,598	$ 599,458	$ 871,353

Units outstanding (accumulation)	47,049	11,962	20,002	20,124	9,054	21,241	16,582	26,255
Units outstanding (annuity reserves)	3,214	2,602	3,171	2,026	925	6,263	3,451	3,700
Units outstanding (total)	50,263	14,564	23,173	22,150	9,979	27,504	20,033	29,955
Unit value (accumulation)	$ 19.212352	$ 25.763119	$ 49.695435	$ 53.176005	$ 26.271183	$ 26.945110	$ 29.966981	$ 29.119694
	Subaccounts Investing In:
	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Dynamic Capital Appreciation	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap	VIP III - Value Strategies
Assets:
Investments at market value	$ 215,118	$ 1,315,237	$ 193,679	$ 14,023	$ 334,893	$ 144,474	$ 525,635	$ 152,235
Receivable from FILI	1	4	0	0	2	1	0	1
Total Assets	215,119	1,315,241	193,679	14,023	334,895	144,475	525,635	152,236
Liabilities:
Payable to FILI	0	0	1	0	0	0	0	0
Total net assets	$ 215,119	$ 1,315,241	$ 193,678	$ 14,023	$ 334,895	$ 144,475	$ 525,635	$ 152,236
Net Assets:
Accumulation reserves	$ 177,213	$ 1,181,957	$ 136,077	$ 12,731	$ 271,477	$ 123,414	$ 447,329	$ 130,026
Annuity reserves	37,906	133,284	57,601	1,292	63,418	21,061	78,306	22,210
Total net assets	$ 215,119	$ 1,315,241	$ 193,678	$ 14,023	$ 334,895	$ 144,475	$ 525,635	$ 152,236

Units outstanding (accumulation)	9,054	39,308	9,573	1,153	17,501	10,952	33,784	11,423
Units outstanding (annuity reserves)	1,953	4,470	4,090	118	4,125	1,886	5,956	1,952
Units outstanding (total)	11,007	43,778	13,663	1,271	21,626	12,838	39,740	13,375
Unit value (accumulation)	$ 19.573995	$ 30.069410	$ 14.214183	$ 11.037552	$ 15.512031	$ 11.268411	$ 13.240813	$ 11.382683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Assets and Liabilities - continued

December 31, 2003

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries	VIP IV - Real Estate
Assets:
Investments at market value	$ 8,958	$ 154,678	$ 26,136	$ 47,718	$ 37,319	$ 15,092	$ 7,278	$ 40,502
Receivable from FILI	0	1	0	0	0	0	0	1
Total Assets	8,958	154,679	26,136	47,718	37,319	15,092	7,278	40,503
Liabilities:
Payable to FILI	0	0	0	0	0	0	0	0
Total net assets	$ 8,958	$ 154,679	$ 26,136	$ 47,718	$ 37,319	$ 15,092	$ 7,278	$ 40,503
Net Assets:
Accumulation reserves	$ 8,173	$ 139,150	$ 24,157	$ 43,109	$ 34,307	$ 13,161	$ 6,710	$ 35,809
Annuity reserves	785	15,529	1,979	4,609	3,012	1,931	568	4,694
Total net assets	$ 8,958	$ 154,679	$ 26,136	$ 47,718	$ 37,319	$ 15,092	$ 7,278	$ 40,503

Units outstanding (accumulation)	1,081	15,086	2,267	4,474	3,093	1,190	666	3,256
Units outstanding (annuity reserves)	105	1,691	187	480	272	175	57	427
Units outstanding (total)	1,186	16,777	2,454	4,954	3,365	1,365	723	3,683
Unit value (accumulation)	$ 7.558093	$ 9.223905	$ 10.655414	$ 9.635359	$ 11.093435	$ 11.064748	$ 10.075077	$ 10.996080
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap	PBHG - Select Value
Assets:
Investments at market value	$ 100,690	$ 57,339	$ 43,093	$ 47,710	$ 40,325	$ 201,496	$ 76,152
Receivable from FILI	0	0	0	0	0	0	0
Total Assets	100,690	57,339	43,093	47,710	40,325	201,496	76,152
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 100,690	$ 57,339	$ 43,093	$ 47,710	$ 40,325	$ 201,496	$ 76,152
Net Assets:
Accumulation reserves	$ 91,374	$ 50,069	$ 35,989	$ 38,293	$ 37,068	$ 172,440	$ 62,368
Annuity reserves	9,316	7,270	7,104	9,417	3,257	29,056	13,784
Total net assets	$ 100,690	$ 57,339	$ 43,093	$ 47,710	$ 40,325	$ 201,496	$ 76,152

Units outstanding (accumulation)	8,294	3,160	2,808	3,991	4,119	9,755	3,992
Units outstanding (annuity reserves)	852	463	559	990	365	1,658	891
Units outstanding (total)	9,146	3,623	3,367	4,981	4,484	11,413	4,883
Unit value (accumulation)	$ 11.017142	$ 15.842981	$ 12.817934	$ 9.595563	$ 8.999334	$ 17.677480	$ 15.621596
(In thousands, except per unit data)	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Assets:
Investments at market value	$ 142,444	$ 136,996	$ 92,853	$ 79,609	$ 105,416	$ 13,221	$ 25,887
Receivable from FILI	0	0	0	0	0	0	0
Total Assets	142,444	136,996	92,853	79,609	105,416	13,221	25,887
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 142,444	$ 136,996	$ 92,853	$ 79,609	$ 105,416	$ 13,221	$ 25,887
Net Assets:
Accumulation reserves	$ 136,020	$ 127,399	$ 82,971	$ 68,905	$ 93,658	$ 12,236	$ 23,267
Annuity reserves	6,424	9,597	9,882	10,704	11,758	985	2,620
Total net assets	$ 142,444	$ 136,996	$ 92,853	$ 79,609	$ 105,416	$ 13,221	$ 25,887

Units outstanding (accumulation)	17,730	8,878	7,035	4,521	8,668	1,309	2,432
Units outstanding (annuity reserves)	845	675	845	708	1,098	106	276
Units outstanding (total)	18,575	9,553	7,880	5,229	9,766	1,415	2,708
Unit value (accumulation)	$ 7.671666	$ 14.349376	$ 11.794295	$ 15.242376	$ 10.805019	$ 9.349752	$ 9.568934

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations

For the year ended December 31, 2003

(In thousands)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager	VIP II - Index 500
Income:
Dividends	$ 12,517	$ 16,715	$ 17,045	$ 2,692	$ 1,327	$ 42,752	$ 20,148	$ 10,293
Expenses:
Mortality and expense risk charges - RR**	8,910	1,892	6,267	6,948	1,181	5,847	3,569	4,854
Administrative and other charges - RR**	594	126	418	463	79	390	238	324
Mortality and expense risk charges - IA**	489	387	885	620	95	1,409	659	644
Administrative and other charges - IA**	163	129	295	207	31	469	220	215
Net investment income (loss)	2,361	14,181	9,180	(5,546)	(59)	34,637	15,462	4,256
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	8,872	(1,971)	(13,266)	(3,653)	24,141	(28)	1,218
Realized gain distributions	0	0	0	0	0	15,042	0	0
Net realized gain (loss) on investments	0	8,872	(1,971)	(13,266)	(3,653)	39,183	(28)	1,218
Unrealized appreciation (depreciation)	0	44,873	244,654	297,779	69,052	(33,961)	72,752	175,072
Net increase (decrease) in net assets from operations	$ 2,361	$ 67,926	$ 251,863	$ 278,967	$ 65,340	$ 39,859	$ 88,186	$ 180,546
	Subaccounts Investing In:
	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Dynamic Capital Appreciation*	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap	VIP III - Value Strategies*
Income:
Dividends	$ 5,301	$ 5,232	$ 3,812	$ 0	$ 3,306	$ 773	$ 1,726	$ 0
Expenses:
Mortality and expense risk charges - RR**	1,184	7,687	806	16	1,822	734	2,518	103
Administrative and other charges - RR**	79	512	54	1	121	49	168	7
Mortality and expense risk charges - IA**	234	785	371	2	397	103	463	14
Administrative and other charges - IA**	78	262	124	0	132	34	154	4
Net investment income (loss)	3,726	(4,014)	2,457	(19)	834	(147)	(1,577)	(128)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(393)	16,321	1,029	49	(944)	(31)	(4,556)	51
Realized gain distributions	0	0	0	0	0	0	0	884
Net realized gain (loss) on investments	(393)	16,321	1,029	49	(944)	(31)	(4,556)	935
Unrealized appreciation (depreciation)	34,610	266,386	20,350	580	59,697	28,911	136,113	2,248
Net increase (decrease) in net assets from operations	$ 37,943	$ 278,693	$ 23,836	$ 610	$ 59,587	$ 28,733	$ 129,980	$ 3,055
	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries	VIP IV - Real Estate*
Income:
Dividends	$ 98	$ 0	$ 98	$ 0	$ 369	$ 25	$ 0	$ 415
Expenses:
Mortality and expense risk charges - RR**	57	525	103	317	210	45	50	39
Administrative and other charges - RR**	4	35	7	21	14	3	3	3
Mortality and expense risk charges - IA**	6	62	11	31	20	3	4	4
Administrative and other charges - IA**	2	21	3	10	6	1	2	1
Net investment income (loss)	29	(643)	(26)	(379)	119	(27)	(59)	368
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	233	3,361	(889)	(403)	(131)	(123)	(756)	33
Realized gain distributions	0	0	0	0	0	0	0	194
Net realized gain (loss) on investments	233	3,361	(889)	(403)	(131)	(123)	(756)	227
Unrealized appreciation (depreciation)	1,261	26,981	5,004	6,821	7,759	2,374	2,211	963
Net increase (decrease) in net assets from operations	$ 1,523	$ 29,699	$ 4,089	$ 6,039	$ 7,747	$ 2,224	$ 1,396	$ 1,558

* For the period September 26, 2003 (commencement of operations) through December 31, 2003.

** See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Operations - continued

For the year ended December 31, 2003

(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap	PBHG - Select Value
Income:
Dividends	$ 0	$ 0	$ 0	$ 75	$ 0	$ 0	$ 2,456
Expenses:
Mortality and expense risk charges - RR**	326	357	226	233	331	1,503	630
Administrative and other charges - RR**	22	24	15	16	22	100	42
Mortality and expense risk charges - IA**	31	55	44	46	28	251	128
Administrative and other charges - IA**	10	19	15	16	10	84	42
Net investment income (loss)	(389)	(455)	(300)	(236)	(391)	(1,938)	1,614
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	479	4,860	569	4,181	(34,954)	(13,625)	(24,570)
Realized gain distributions	0	0	0	0	0	0	0
Net realized gain (loss) on investments	479	4,860	569	4,181	(34,954)	(13,625)	(24,570)
Unrealized appreciation (depreciation)	21,263	8,235	9,329	7,845	45,892	91,176	36,533
Net increase (decrease) in net assets from operations	$ 21,353	$ 12,640	$ 9,598	$ 11,790	$ 10,547	$ 75,613	$ 13,577
	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Income:
Dividends	$ 0	$ 0	$ 0	$ 56	$ 0	$ 53	$ 0
Expenses:
Mortality and expense risk charges - RR**	1,120	1,051	727	623	409	86	94
Administrative and other charges - RR**	75	70	48	41	27	6	6
Mortality and expense risk charges - IA**	50	73	86	90	46	7	9
Administrative and other charges - IA**	16	24	29	30	15	2	3
Net investment income (loss)	(1,261)	(1,218)	(890)	(728)	(497)	(48)	(112)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(14,577)	(29,387)	(10,473)	(7,634)	(1,821)	(886)	(814)
Realized gain distributions	0	0	0	0	0	0	0
Net realized gain (loss) on investments	(14,577)	(29,387)	(10,473)	(7,634)	(1,821)	(886)	(814)
Unrealized appreciation (depreciation)	71,407	71,270	41,125	36,591	24,547	4,942	5,921
Net increase (decrease) in net assets from operations	$ 55,569	$ 40,665	$ 29,762	$ 28,229	$ 22,229	$ 4,008	$ 4,995

** See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

(In thousands)	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ 2,361	$ 12,731	$ 14,181	$ 15,745	$ 9,180	$ 10,165	$ (5,546)	$ (6,593)
Net realized gain (loss) on investments	0	0	8,872	362	(1,971)	25,621	(13,266)	(19,159)
Unrealized appreciation (depreciation)	0	0	44,873	(11,256)	244,654	(251,291)	297,779	(426,120)
Net increase (decrease) in net assets from operations	2,361	12,731	67,926	4,851	251,863	(215,505)	278,967	(451,872)
Contract Transactions:
Payments received from contract owners	316,737	491,850	5,625	4,698	7,293	16,839	7,235	14,654
Transfers between sub-accounts and the fixed account, net	(472,233)	(87,195)	127,732	39,123	63,484	(8,349)	35,589	(106,088)
Contract benefits	(11,139)	(13,104)	(4,609)	(2,997)	(14,234)	(15,155)	(10,202)	(12,046)
Contract terminations	(331,090)	(470,790)	(20,266)	(9,827)	(58,572)	(74,616)	(53,684)	(68,348)
Contract maintenance charges	(239)	(291)	(46)	(25)	(201)	(220)	(277)	(317)
Other transfers (to) from FILI, net	184	238	32	33	105	126	253	402
Net increase (decrease) in net assets from contract transactions	(497,780)	(79,292)	108,468	31,005	(2,125)	(81,375)	(21,086)	(171,743)
Total increase (decrease) in net assets	(495,419)	(66,561)	176,394	35,856	249,738	(296,880)	257,881	(623,615)
Net Assets:
Beginning of period	1,460,588	1,527,149	198,237	162,381	900,534	1,197,414	919,031	1,542,646
End of period	$ 965,169	$ 1,460,588	$ 374,631	$ 198,237	$ 1,150,272	$ 900,534	$ 1,176,912	$ 919,031
Units Issued, Transferred and Redeemed:
Beginning balance	76,196	80,364	9,727	8,173	23,450	25,681	22,790	26,518
Units issued	17,309	27,157	241	237	174	383	163	291
Units transferred	(24,972)	(4,938)	5,695	1,983	1,314	(477)	624	(2,325)
Units redeemed	(18,270)	(26,387)	(1,099)	(666)	(1,765)	(2,137)	(1,427)	(1,694)
Ending balance	50,263	76,196	14,564	9,727	23,173	23,450	22,150	22,790
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond		VIP II - Asset Manager		VIP II - Index 500
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (59)	$ (39)	$ 34,637	$ 21,269	$ 15,462	$ 19,706	$ 4,256	$ 4,174
Net realized gain (loss) on investments	(3,653)	(8,460)	39,183	7,216	(28)	(12,641)	1,218	10,160
Unrealized appreciation (depreciation)	69,052	(32,120)	(33,961)	48,953	72,752	(72,290)	175,072	(226,170)
Net increase (decrease) in net assets from operations	65,340	(40,619)	39,859	77,438	88,186	(65,225)	180,546	(211,836)
Contract Transactions:
Payments received from contract owners	1,872	2,924	18,581	24,658	5,465	7,084	8,074	12,762
Transfers between sub-accounts and the fixed account, net	59,565	(2,867)	(276,362)	343,269	14,277	(17,553)	73,337	(18,062)
Contract benefits	(1,521)	(1,232)	(18,413)	(14,631)	(10,904)	(10,775)	(9,570)	(9,319)
Contract terminations	(10,958)	(9,967)	(76,634)	(83,554)	(37,626)	(48,357)	(37,541)	(45,847)
Contract maintenance charges	(38)	(40)	(185)	(147)	(117)	(124)	(172)	(181)
Other transfers (to) from FILI, net	28	45	85	237	31	52	345	270
Net increase (decrease) in net assets from contract transactions	48,948	(11,137)	(352,928)	269,832	(28,874)	(69,673)	34,473	(60,377)
Total increase (decrease) in net assets	114,288	(51,756)	(313,069)	347,270	59,312	(134,898)	215,019	(272,213)
Net Assets:
Beginning of period	147,679	199,435	1,052,667	705,397	540,146	675,044	656,334	928,547
End of period	$ 261,967	$ 147,679	$ 739,598	$ 1,052,667	$ 599,458	$ 540,146	$ 871,353	$ 656,334
Units Issued, Transferred and Redeemed:
Beginning balance	7,999	8,541	40,827	29,934	21,119	23,886	28,736	31,347
Units issued	88	135	713	1,018	197	262	331	484
Units transferred	2,481	(146)	(10,365)	13,900	481	(745)	2,797	(945)
Units redeemed	(589)	(531)	(3,671)	(4,025)	(1,764)	(2,284)	(1,909)	(2,150)
Ending balance	9,979	7,999	27,504	40,827	20,033	21,119	29,955	28,736
(In thousands)	Subaccounts Investing In:
	VIP II - Asset Manager: Growth		VIP II - Contrafund		VIP III - Balanced		VIP III - Dynamic Capital Appreciation*
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03
Operations:
Net investment income (loss)	$ 3,726	$ 4,434	$ (4,014)	$ 315	$ 2,457	$ 2,682	$ (19)
Net realized gain (loss) on investments	(393)	(8,251)	16,321	33,417	1,029	(859)	49
Unrealized appreciation (depreciation)	34,610	(34,972)	266,386	(162,491)	20,350	(15,528)	580
Net increase (decrease) in net assets from operations	37,943	(38,789)	278,693	(128,759)	23,836	(13,705)	610
Contract Transactions:
Payments received from contract owners	2,245	2,812	9,836	12,387	3,271	2,920	224
Transfers between sub-accounts and the fixed account, net	14,105	(17,127)	29,065	(17,882)	49,592	25,273	13,242
Contract benefits	(3,678)	(3,288)	(12,308)	(12,746)	(4,200)	(3,939)	(14)
Contract terminations	(8,520)	(13,585)	(61,198)	(73,314)	(8,509)	(9,441)	(43)
Contract maintenance charges	(49)	(52)	(292)	(303)	(30)	(23)	0
Other transfers (to) from FILI, net	45	(1)	162	300	51	6	4
Net increase (decrease) in net assets from contract transactions	4,148	(31,241)	(34,735)	(91,558)	40,175	14,796	13,413
Total increase (decrease) in net assets	42,091	(70,030)	243,958	(220,317)	64,011	1,091	14,023
Net Assets:
Beginning of period	173,028	243,058	1,071,283	1,291,600	129,667	128,576	0
End of period	$ 215,119	$ 173,028	$ 1,315,241	$ 1,071,283	$ 193,678	$ 129,667	$ 14,023
Units Issued, Transferred and Redeemed:
Beginning balance	10,828	12,742	45,432	49,247	10,681	9,581	0
Units issued	131	163	386	495	245	231	21
Units transferred	755	(1,078)	870	(859)	3,710	1,939	1,255
Units redeemed	(707)	(999)	(2,910)	(3,451)	(973)	(1,070)	(5)
Ending balance	11,007	10,828	43,778	45,432	13,663	10,681	1,271
	Subaccounts Investing In:
	VIP III - Growth & Income		VIP III - Growth Opportunities		VIP III - Mid Cap		VIP III - Value Strategies*
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03
Operations:
Net investment income (loss)	$ 834	$ 1,825	$ (147)	$ 312	$ (1,577)	$ 584	$ (128)
Net realized gain (loss) on investments	(944)	(10,077)	(31)	(4,589)	(4,556)	(5,377)	935
Unrealized appreciation (depreciation)	59,697	(53,227)	28,911	(24,021)	136,113	(51,117)	2,248
Net increase (decrease) in net assets from operations	59,587	(61,479)	28,733	(28,298)	129,980	(55,910)	3,055
Contract Transactions:
Payments received from contract owners	3,469	3,454	1,580	1,600	4,515	8,931	1,606
Transfers between sub-accounts and the fixed account, net	33,022	(19,075)	30,228	(561)	26,116	(8,049)	148,038
Contract benefits	(5,308)	(5,715)	(1,508)	(1,157)	(5,761)	(6,800)	(116)
Contract terminations	(16,267)	(18,783)	(6,067)	(7,426)	(20,194)	(26,350)	(365)
Contract maintenance charges	(73)	(75)	(28)	(29)	(97)	(113)	(2)
Other transfers (to) from FILI, net	33	68	45	(1)	116	150	20
Net increase (decrease) in net assets from contract transactions	14,876	(40,126)	24,250	(7,574)	4,695	(32,231)	149,181
Total increase (decrease) in net assets	74,463	(101,605)	52,983	(35,872)	134,675	(88,141)	152,236
Net Assets:
Beginning of period	260,432	362,037	91,492	127,364	390,960	479,101	0
End of period	$ 334,895	$ 260,432	$ 144,475	$ 91,492	$ 525,635	$ 390,960	$ 152,236
Units Issued, Transferred and Redeemed:
Beginning balance	20,641	23,727	10,469	11,295	40,643	44,539	0
Units issued	251	272	162	161	421	858	144
Units transferred	2,299	(1,544)	2,995	(96)	1,211	(1,536)	13,272
Units redeemed	(1,565)	(1,814)	(788)	(891)	(2,535)	(3,218)	(41)
Ending balance	21,626	20,641	12,838	10,469	39,740	40,643	13,375

* For the period September 26, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Changes in Net Assets - continued

For the years ended December 31, 2003 and 2002

(In thousands)	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth		VIP IV - Technology		VIP IV - Natural Resources		VIP IV - Health Care
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ 29	$ 32	$ (643)	$ (230)	$ (26)	$ (21)	$ (379)	$ (248)
Net realized gain (loss) on investments	233	(173)	3,361	(2,647)	(889)	(1,012)	(403)	(1,060)
Unrealized appreciation (depreciation)	1,261	(1,989)	26,981	(13,398)	5,004	(3,278)	6,821	(9,092)
Net increase (decrease) in net assets from operations	1,523	(2,130)	29,699	(16,275)	4,089	(4,311)	6,039	(10,400)
Contract Transactions:
Payments received from contract owners	181	369	2,119	1,349	503	596	1,215	3,011
Transfers between sub-accounts and the fixed account, net	1,613	1,723	98,093	8,452	5,353	13,369	(536)	1,804
Contract benefits	(58)	(35)	(822)	(263)	(130)	(148)	(543)	(465)
Contract terminations	(391)	(538)	(2,911)	(1,463)	(478)	(1,398)	(1,962)	(3,405)
Contract maintenance charges	(35)	(16)	(168)	(89)	(34)	(57)	(39)	(51)
Other transfers (to) from FILI, net	0	1	53	4	1	2	10	41
Net increase (decrease) in net assets from contract transactions	1,310	1,504	96,364	7,990	5,215	12,364	(1,855)	935
Total increase (decrease) in net assets	2,833	(626)	126,063	(8,285)	9,304	8,053	4,184	(9,465)
Net Assets:
Beginning of period	6,125	6,751	28,616	36,901	16,832	8,779	43,534	52,999
End of period	$ 8,958	$ 6,125	$ 154,679	$ 28,616	$ 26,136	$ 16,832	$ 47,718	$ 43,534
Units Issued, Transferred and Redeemed:
Beginning balance	1,014	777	4,902	3,900	2,047	936	5,208	5,214
Units issued	26	51	266	169	55	65	137	324
Units transferred	213	277	12,064	1,084	459	1,226	(108)	109
Units redeemed	(67)	(91)	(455)	(251)	(107)	(180)	(283)	(439)
Ending balance	1,186	1,014	16,777	4,902	2,454	2,047	4,954	5,208
	Subaccounts Investing In:
	VIP IV - Financial Services		VIP IV - Cyclical Industries		VIP IV - Consumer Industries		VIP IV - Real Estate*
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03
Operations:
Net investment income (loss)	$ 119	$ 90	$ (27)	$ (63)	$ (59)	$ (83)	$ 368
Net realized gain (loss) on investments	(131)	(362)	(123)	(543)	(756)	(733)	227
Unrealized appreciation (depreciation)	7,759	(4,941)	2,374	(1,855)	2,211	(2,267)	963
Net increase (decrease) in net assets from operations	7,747	(5,213)	2,224	(2,461)	1,396	(3,083)	1,558
Contract Transactions:
Payments received from contract owners	859	1,535	168	545	383	460	1,279
Transfers between sub-accounts and the fixed account, net	1,194	11,755	7,537	1,477	(3,211)	8,456	38,019
Contract benefits	(216)	(281)	(46)	(70)	(62)	(97)	(36)
Contract terminations	(1,868)	(1,926)	(360)	(709)	(331)	(1,317)	(327)
Contract maintenance charges	(36)	(56)	(12)	(32)	(4)	(21)	(1)
Other transfers (to) from FILI, net	16	1	2	(1)	4	4	11
Net increase (decrease) in net assets from contract transactions	(51)	11,028	7,289	1,210	(3,221)	7,485	38,945
Total increase (decrease) in net assets	7,696	5,815	9,513	(1,251)	(1,825)	4,402	40,503
Net Assets:
Beginning of period	29,623	23,808	5,579	6,830	9,103	4,701	0
End of period	$ 37,319	$ 29,623	$ 15,092	$ 5,579	$ 7,278	$ 9,103	$ 40,503
Units Issued, Transferred and Redeemed:
Beginning balance	3,460	2,444	692	675	1,122	480	0
Units issued	90	161	19	57	42	51	121
Units transferred	67	1,101	697	50	(361)	743	3,595
Units redeemed	(252)	(246)	(43)	(90)	(80)	(152)	(33)
Ending balance	3,365	3,460	1,365	692	723	1,122	3,683

* For the period September 26, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Changes in Net Assets - continued

For the years ended December 31, 2003 and 2002

(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Equity		UIF - Emerging Markets Debt		UIF - Global Value Equity		UIF - International Magnum
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (389)	$ (397)	$ (455)	$ 1,883	$ (300)	$ 167	$ (236)	$ 99
Net realized gain (loss) on investments	479	(3,776)	4,860	(246)	569	335	4,181	753
Unrealized appreciation (depreciation)	21,263	(5,082)	8,235	(769)	9,329	(7,339)	7,845	(4,426)
Net increase (decrease) in net assets from operations	21,353	(9,255)	12,640	868	9,598	(6,837)	11,790	(3,574)
Contract Transactions:
Payments received from contract owners	1,513	1,434	1,181	474	564	799	1,060	1,285
Transfers between sub-accounts and the fixed account, net	47,194	17,528	15,440	21,739	740	16,918	12,169	18,383
Contract benefits	(387)	(358)	(704)	(395)	(492)	(419)	(485)	(220)
Contract terminations	(3,089)	(3,117)	(3,404)	(1,406)	(2,048)	(1,765)	(2,458)	(1,025)
Contract maintenance charges	(12)	(14)	(15)	(7)	(7)	(8)	(5)	(3)
Other transfers (to) from FILI, net	10	63	24	23	10	12	(289)	15
Net increase (decrease) in net assets from contract transactions	45,229	15,536	12,522	20,428	(1,233)	15,537	9,992	18,435
Total increase (decrease) in net assets	66,582	6,281	25,162	21,296	8,365	8,700	21,782	14,861
Net Assets:
Beginning of period	34,108	27,827	32,177	10,881	34,728	26,028	25,928	11,067
End of period	$ 100,690	$ 34,108	$ 57,339	$ 32,177	$ 43,093	$ 34,728	$ 47,710	$ 25,928
Units Issued, Transferred and Redeemed:
Beginning balance	4,599	3,390	2,579	945	3,470	2,144	3,420	1,204
Units issued	177	184	82	41	54	69	124	163
Units transferred	4,786	1,451	1,254	1,745	76	1,451	1,815	2,208
Units redeemed	(416)	(426)	(292)	(152)	(233)	(194)	(378)	(155)
Ending balance	9,146	4,599	3,623	2,579	3,367	3,470	4,981	3,420
	Subaccounts Investing In:
	PBHG - Growth II		PBHG - Small Cap		PBHG - Select Value		PBHG - Technology & Communications
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (391)	$ (537)	$ (1,938)	$ (2,741)	$ 1,614	$ 47	$ (1,261)	$ (1,795)
Net realized gain (loss) on investments	(34,954)	(41,138)	(13,625)	(12,561)	(24,570)	(22,294)	(14,577)	(5,816)
Unrealized appreciation (depreciation)	45,892	16,165	91,176	(116,351)	36,533	(39,164)	71,407	(177,938)
Net increase (decrease) in net assets from operations	10,547	(25,510)	75,613	(131,653)	13,577	(61,411)	55,569	(185,549)
Contract Transactions:
Payments received from contract owners	376	532	3,006	8,240	762	3,110	2,111	3,266
Transfers between sub-accounts and the fixed account, net	(14,642)	(20,691)	(86,524)	(32,013)	(53,318)	(103,052)	(43,428)	(47,297)
Contract benefits	(550)	(798)	(3,365)	(4,159)	(1,912)	(3,276)	(999)	(1,392)
Contract terminations	(2,200)	(2,765)	(13,517)	(19,413)	(6,129)	(14,225)	(6,202)	(9,344)
Contract maintenance charges	(17)	(22)	(57)	(82)	(28)	(51)	(97)	(120)
Other transfers (to) from FILI, net	2	34	55	63	11	65	138	706
Net increase (decrease) in net assets from contract transactions	(17,031)	(23,710)	(100,402)	(47,364)	(60,614)	(117,429)	(48,477)	(54,181)
Total increase (decrease) in net assets	(6,484)	(49,220)	(24,789)	(179,017)	(47,037)	(178,840)	7,092	(239,730)
Net Assets:
Beginning of period	46,809	96,029	226,285	405,302	123,189	302,029	135,352	375,082
End of period	$ 40,325	$ 46,809	$ 201,496	$ 226,285	$ 76,152	$ 123,189	$ 142,444	$ 135,352
Units Issued, Transferred and Redeemed:
Beginning balance	6,490	9,187	17,673	21,623	9,265	16,878	25,444	32,181
Units issued	47	64	212	488	60	194	355	502
Units transferred	(1,712)	(2,348)	(5,278)	(2,931)	(3,842)	(6,686)	(6,103)	(5,877)
Units redeemed	(341)	(413)	(1,194)	(1,507)	(600)	(1,121)	(1,121)	(1,362)
Ending balance	4,484	6,490	11,413	17,673	4,883	9,265	18,575	25,444
(In thousands)	Subaccounts Investing In:
	PBHG - Select 20		SVIF - Mid Cap Growth Fund II		SVIF - Opportunity Fund II		CST - Small Cap Growth
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (1,218)	$ (1,550)	$ (890)	$ (917)	$ (728)	$ (530)	$ (497)	$ (439)
Net realized gain (loss) on investments	(29,387)	(2,404)	(10,473)	(21,075)	(7,634)	(4,370)	(1,821)	(9,865)
Unrealized appreciation (depreciation)	71,270	(72,276)	41,125	(34,019)	36,591	(35,314)	24,547	(14,510)
Net increase (decrease) in net assets from operations	40,665	(76,230)	29,762	(56,011)	28,229	(40,214)	22,229	(24,814)
Contract Transactions:
Payments received from contract owners	1,161	1,841	1,237	1,295	1,075	2,596	1,098	705
Transfers between sub-accounts and the fixed account, net	(33,589)	(47,723)	(12,836)	(16,356)	(31,122)	7,819	47,388	(6,643)
Contract benefits	(1,427)	(1,771)	(1,170)	(1,262)	(1,382)	(1,200)	(703)	(616)
Contract terminations	(7,323)	(10,873)	(4,839)	(5,980)	(6,376)	(6,912)	(2,633)	(2,944)
Contract maintenance charges	(57)	(66)	(34)	(36)	(23)	(27)	(15)	(13)
Other transfers (to) from FILI, net	167	219	36	90	39	47	42	1
Net increase (decrease) in net assets from contract transactions	(41,068)	(58,373)	(17,606)	(22,249)	(37,789)	2,323	45,177	(9,510)
Total increase (decrease) in net assets	(403)	(134,603)	12,156	(78,260)	(9,560)	(37,891)	67,406	(34,324)
Net Assets:
Beginning of period	137,399	272,002	80,697	158,957	89,169	127,060	38,010	72,334
End of period	$ 136,996	$ 137,399	$ 92,853	$ 80,697	$ 79,609	$ 89,169	$ 105,416	$ 38,010
Units Issued, Transferred and Redeemed:
Beginning balance	12,626	17,024	9,116	11,122	7,958	8,229	5,188	6,492
Units issued	111	155	121	127	86	187	119	79
Units transferred	(2,472)	(3,590)	(777)	(1,445)	(2,227)	175	4,823	(980)
Units redeemed	(712)	(963)	(580)	(688)	(588)	(633)	(364)	(403)
Ending balance	9,553	12,626	7,880	9,116	5,229	7,958	9,766	5,188
	Subaccounts Investing In:
	CST - International Focus		CST - Global Post-Venture Capital
	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (48)	$ (122)	$ (112)	$ (97)
Net realized gain (loss) on investments	(886)	(2,038)	(814)	(4,645)
Unrealized appreciation (depreciation)	4,942	(724)	5,921	(250)
Net increase (decrease) in net assets from operations	4,008	(2,884)	4,995	(4,992)
Contract Transactions:
Payments received from contract owners	199	127	445	166
Transfers between sub-accounts and the fixed account, net	(1,053)	(1,546)	13,173	(3,291)
Contract benefits	(140)	(87)	(99)	(75)
Contract terminations	(678)	(929)	(744)	(697)
Contract maintenance charges	(3)	(3)	(4)	(4)
Other transfers (to) from FILI, net	(187)	2	16	15
Net increase (decrease) in net assets from contract transactions	(1,862)	(2,436)	12,787	(3,886)
Total increase (decrease) in net assets	2,146	(5,320)	17,782	(8,878)
Net Assets:
Beginning of period	11,075	16,395	8,105	16,983
End of period	$ 13,221	$ 11,075	$ 25,887	$ 8,105
Units Issued, Transferred and Redeemed:
Beginning balance	1,565	1,840	1,241	1,699
Units issued	24	15	58	20
Units transferred	(69)	(153)	1,510	(384)
Units redeemed	(105)	(137)	(101)	(94)
Ending balance	1,415	1,565	2,708	1,241

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Annuity Account I
of Fidelity Investments Life Insurance Company

1. Organization

Fidelity Investments Variable Annuity Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company (FILI), a wholly-owned subsidiary of FMR Corp, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle for individual Fidelity Retirement Reserves (RR) and Fidelity Income Advantage (IA) variable annuity contracts. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

During 2003, a contractholder could allocate funds into subaccounts that invest in certain portfolios of the following mutual funds: Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), Variable Insurance Products Fund III (VIP III), Variable Insurance Products Fund IV (VIP IV), The Universal Institutional Funds (UIF), PBHG Insurance Series Funds (PBHG), Strong Variable Insurance Funds (SVIF) and Credit Suisse Trust (CST). In addition, a contractholder may also allocate funds to the Fixed Account, which is part of FILI's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and FILI's general account has not been registered as an investment company under the Investment Company Act of 1940.

In 2003, FILI added three new subaccounts to the Account VIP III - Dynamic Capital Appreciation, VIP III - Value Strategies, and VIP IV - Real Estate.

Effective January 2, 2004, FILI closed the Strong Variable Insurance Funds and the PBHG Insurance Series Funds investment options to new money.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Annuity Reserves

Annuity reserves are computed for contracts in the payout stage based on the 1983 Basic and 1983a Individual Annuitant Mortality Tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 7%, as regulated by the laws of the respective states. The mortality risk is fully borne by FILI and may result in additional amounts being transferred into the Account by FILI.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("the Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. FILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by FILI. As such, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Federal Income Taxes - continued

Under the provisions of Section 817(h) of the Internal Revenue Code ("IRC"), a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the statements of assets and liabilities and the statements of operations and of changes in net assets in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

New Accounting Pronouncement

Statement of Position (SOP) 03-5 "Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Account, but resulted in additional disclosures in the footnotes to the financial statements.

3. Expenses

FILI deducts a daily charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.75% for the assumption of mortality and expense risks. FILI deducts a daily administrative charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.25% for Income Advantage contracts and 0.05% for Retirement Reserves contracts. FILI also deducts an annual maintenance charge, through the redemption of units, of $30 from the Retirement Reserves contract value. The maintenance charge, which is recorded as a contract transaction in the accompanying statement of changes in net assets, is waived on certain contracts.

FILI charges an amount equal to the state premium taxes it pays, ranging from 0-3.5%, pursuant to provisions in the contracts it issues.

FILI previously offered Retirement Reserves contract holders the opportunity to elect a death benefit rider. The rider allowed the contract holder to lock in their death benefit at the highest contract value at any contract anniversary date before the annuitant reached age 80. Effective January 1, 2003, the rider was no longer available to new contracts. For those contract holders who had elected the rider, FILI continues to deduct a quarterly charge, through the redemption of units, of 0.05% of the contract value on the date of the quarterly charge. There will be no charges made once annuitants reach their 85th birthday. The death benefit rider is recorded as a contract transaction in the accompanying statement of changes in net assets.

Excluding VIP Real Estate, each of the portfolios of VIP IV imposes a 1.0% redemption fee for interests held for less than 60 days, deducted through the redemption of units. FILI collects these fees on behalf of these VIP IV portfolios, but the fees are retained by the portfolios, not by FILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying statement of changes in net assets.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes, which may be assessed in accordance with the terms of the contract in future periods.

4. Affiliated Company Transactions

The contracts are distributed through Fidelity Brokerage Services LLC (FBS), Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc. (FIIS), all of which are affiliated with FMR Corp. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR Corp., is the transfer and shareholder servicing agent for the VIP, VIP II, VIP III and VIP IV portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR Corp., in its capacity as advisor to the VIP, VIP II, VIP III and VIP IV mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2003 were 0.20% to 0.73% depending on the fund.

Annual Report

Notes to Financial Statements - continued

5. Investments

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the period ended
December 31, 2003:

	Purchases (000s)	Sales (000s)
VIP - Money Market	$ 551,430	$ 1,046,848
VIP - High Income	211,464	88,814
VIP - Equity-Income	91,904	84,857
VIP - Growth	56,728	83,363
VIP - Overseas	247,982	199,094
VIP II - Investment Grade Bond	179,272	482,523
VIP II - Asset Manager	44,427	57,844
VIP II - Index 500	109,187	70,450
VIP II - Asset Manager: Growth	31,494	23,620
VIP II - Contrafund	58,430	97,161
VIP III - Balanced	59,832	17,201
VIP III - Dynamic Capital Appreciation*	14,502	1,108
VIP III - Growth & Income	49,500	33,786
VIP III - Growth Opportunities	33,498	9,395
VIP III - Mid Cap	66,593	63,472
VIP III - Value Strategies*	150,473	537
VIP IV - Telecomm. and Utilities Growth	8,228	6,888
VIP IV - Technology	115,352	19,631
VIP IV - Natural Resources	16,809	11,620
VIP IV - Health Care	14,561	16,794
VIP IV - Financial Services	13,774	13,705
VIP IV - Cyclical Industries	10,649	3,387
VIP IV - Consumer Industries	1,874	5,154
VIP IV - Real Estate*	40,173	667
UIF - Emerging Markets Equity	108,178	63,338
UIF - Emerging Markets Debt	60,216	48,148
UIF - Global Value Equity	46,274	47,807
UIF - International Magnum	168,314	158,558
PBHG - Growth II	3,913	21,335
PBHG - Small Cap	24,993	127,332
PBHG - Select Value	5,333	64,333
PBHG - Technology & Communications	49,230	98,967
PBHG - Select 20	13,190	55,473
SVIF - Mid Cap Growth Fund II	39,357	57,850
SVIF - Opportunity Fund II	20,625	59,142
CST - Small Cap Growth	62,109	17,429
CST - International Focus	83,486	85,396
CST - Global Post-Venture Capital	33,717	21,040

* For the period September 26, 2003 (commencement of operations) through December 31, 2003.

Annual Report

Notes to Financial Statements - continued

5. Investments - continued

The following table shows the number of shares owned, aggregate cost and net asset value per share of each portfolio at
December 31, 2003:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Money Market	965,167	$ 965,167	$ 1.00
VIP - High Income	53,903	470,348	6.95
VIP - Equity-Income	49,623	1,119,102	23.18
VIP - Growth	37,916	1,608,437	31.04
VIP - Overseas	16,803	351,470	15.59
VIP II - Investment Grade Bond	54,183	710,961	13.65
VIP II - Asset Manager	41,456	663,209	14.46
VIP II - Index 500	6,908	919,021	126.13
VIP II - Asset Manager: Growth	17,447	266,722	12.33
VIP II - Contrafund	56,863	1,198,365	23.13
VIP III - Balanced	13,954	201,740	13.88
VIP III - Dynamic Capital Appreciation	1,978	13,443	7.09
VIP III - Growth & Income	25,256	386,082	13.26
VIP III - Growth Opportunities	9,587	183,048	15.07
VIP III - Mid Cap	21,756	438,139	24.16
VIP III - Value Strategies	12,267	149,987	12.41
VIP IV - Telecomm. and Utilities Growth	1,207	9,933	7.42
VIP IV - Technology	16,579	140,030	9.33
VIP IV - Natural Resources	2,367	24,532	11.04
VIP IV - Health Care	4,884	49,365	9.77
VIP IV - Financial Services	3,421	34,018	10.91
VIP IV - Cyclical Industries	1,352	14,259	11.16
VIP IV - Consumer Industries	716	7,294	10.17
VIP IV - Real Estate	3,045	39,538	13.30
UIF - Emerging Markets Equity	11,138	113,725	9.04
UIF - Emerging Markets Debt	6,343	51,500	9.04
UIF - Global Value Equity	3,396	43,482	12.69
UIF - International Magnum	4,819	47,464	9.90
PBHG - Growth II	4,102	127,175	9.83
PBHG - Small Cap	11,521	213,569	17.49
PBHG - Select Value	5,506	98,862	13.83
PBHG - Technology & Communications	65,341	1,723,694	2.18
PBHG - Select 20	16,060	459,096	8.53
SVIF - Mid Cap Growth Fund II	6,763	225,187	13.73
SVIF - Opportunity Fund II	4,192	105,707	18.99
CST - Small Cap Growth	7,639	159,839	13.80
CST - International Focus	1,494	24,455	8.85
CST - Global Post-Venture Capital	2,739	38,704	9.45

Annual Report

Notes to Financial Statements - continued

6. Unit Values

A summary of unit values and units outstanding for Fidelity Retirement Reserves (RR) and Fidelity Income Advantage (IA) contracts and the expense ratios, excluding expenses of the underlying funds, for the periods ended December 31:

		Unit value			Expense ratio (a)			Total Return (c)
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Investment income ratio (b)	RR	IA
VIP - Money Market
2003	50,263	$19.21	$19.03	$ 965,169	0.80%	1.00%	1.00%	0.19%	(0.01%)
2002	76,196	$19.18	$19.04	$ 1,460,588	0.80%	1.00%	1.68%	0.88%	0.68%
2001	80,364	$19.01	$18.91	$ 1,527,149	0.80%	1.00%	4.23%	3.35%	3.14%
VIP - High Income
2003	14,564	$25.76	$25.52	$ 374,631	0.80%	1.00%	5.56%	26.25%	25.99%
2002	9,727	$20.41	$20.26	$ 198,237	0.80%	1.00%	10.07%	2.62%	2.41%
2001	8,173	$19.89	$19.78	$ 162,381	0.80%	1.00%	14.07%	(12.44%)	(12.62%)
VIP - Equity-Income
2003	23,173	$49.70	$49.24	$ 1,150,272	0.80%	1.00%	1.79%	29.29%	29.03%
2002	23,450	$38.44	$38.16	$ 900,534	0.80%	1.00%	1.77%	(17.61%)	(17.78%)
2001	25,681	$46.66	$46.41	$ 1,197,414	0.80%	1.00%	1.63%	(5.72%)	(5.91%)
VIP - Growth
2003	22,150	$53.18	$52.68	$ 1,176,912	0.80%	1.00%	0.27%	31.79%	31.52%
2002	22,790	$40.35	$40.06	$ 919,031	0.80%	1.00%	0.26%	(30.67%)	(30.81%)
2001	26,518	$58.20	$57.89	$ 1,542,646	0.80%	1.00%	0.08%	(18.31%)	(18.48%)
VIP - Overseas
2003	9,979	$26.27	$26.03	$ 261,967	0.80%	1.00%	0.78%	42.22%	41.94%
2002	7,999	$18.47	$18.34	$ 147,679	0.80%	1.00%	0.80%	(20.92%)	(21.08%)
2001	8,541	$23.36	$23.23	$ 199,435	0.80%	1.00%	5.44%	(21.80%)	(21.96%)
VIP II - Investment Grade Bond
2003	27,504	$26.95	$26.70	$ 739,598	0.80%	1.00%	4.45%	4.36%	4.15%
2002	40,827	$25.82	$25.63	$ 1,052,667	0.80%	1.00%	3.35%	9.46%	9.24%
2001	29,934	$23.59	$23.46	$ 705,397	0.80%	1.00%	3.11%	7.59%	7.37%
VIP II - Asset Manager
2003	20,033	$29.97	$29.69	$ 599,458	0.80%	1.00%	3.60%	17.03%	16.80%
2002	21,119	$25.61	$25.42	$ 540,146	0.80%	1.00%	4.10%	(9.46%)	(9.64%)
2001	23,886	$28.28	$28.13	$ 675,044	0.80%	1.00%	4.11%	(4.86%)	(5.05%)
VIP II - Index 500
2003	29,955	$29.12	$28.85	$ 871,353	0.80%	1.00%	1.41%	27.38%	27.13%
2002	28,736	$22.86	$22.69	$ 656,334	0.80%	1.00%	1.35%	(22.87%)	(23.03%)
2001	31,347	$29.64	$29.48	$ 928,547	0.80%	1.00%	1.14%	(12.81%)	(12.99%)
VIP II - Asset Manager: Growth
2003	11,007	$19.57	$19.39	$ 215,119	0.80%	1.00%	2.82%	22.35%	22.10%
2002	10,828	$16.00	$15.88	$ 173,028	0.80%	1.00%	3.02%	(16.20%)	(16.37%)
2001	12,742	$19.09	$18.99	$ 243,058	0.80%	1.00%	2.88%	(8.14%)	(8.32%)
VIP II - Contrafund
2003	43,778	$30.07	$29.79	$ 1,315,241	0.80%	1.00%	0.46%	27.44%	27.18%
2002	45,432	$23.60	$23.42	$ 1,071,283	0.80%	1.00%	0.85%	(10.07%)	(10.26%)
2001	49,247	$26.24	$26.10	$ 1,291,600	0.80%	1.00%	0.79%	(12.95%)	(13.13%)

Annual Report

Notes to Financial Statements - continued

6. Unit Values - continued

		Unit value			Expense ratio (a)			Total Return (c)
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Investment income ratio (b)	RR	IA
VIP III - Balanced
2003	13,663	$14.21	$14.08	$ 193,678	0.80%	1.00%	2.44%	16.78%	16.55%
2002	10,681	$12.17	$12.08	$ 129,667	0.80%	1.00%	2.93%	(9.45%)	(9.63%)
2001	9,581	$13.44	$13.37	$ 128,576	0.80%	1.00%	3.18%	(2.37%)	(2.57%)
VIP III - Dynamic Capital Appreciation
2003	1,271	$11.04	$11.03	$ 14,023	0.80%	1.00%	-	10.38%	10.32% (d)
VIP III - Growth & Income
2003	21,626	$15.51	$15.37	$ 334,895	0.80%	1.00%	1.13%	22.78%	22.54%
2002	20,641	$12.63	$12.54	$ 260,432	0.80%	1.00%	1.44%	(17.28%)	(17.45%)
2001	23,727	$15.27	$15.19	$ 362,037	0.80%	1.00%	1.32%	(9.48%)	(9.66%)
VIP III - Growth Opportunities
2003	12,838	$11.27	$11.16	$ 144,475	0.80%	1.00%	0.70%	28.83%	28.58%
2002	10,469	$8.75	$8.68	$ 91,492	0.80%	1.00%	1.11%	(22.47%)	(22.63%)
2001	11,295	$11.28	$11.22	$ 127,364	0.80%	1.00%	0.38%	(15.11%)	(15.28%)
VIP III - Mid Cap
2003	39,740	$13.24	$13.14	$ 525,635	0.80%	1.00%	0.43%	37.53%	37.25%
2002	40,643	$9.63	$9.58	$ 390,960	0.80%	1.00%	0.96%	(10.54%)	(10.72%)
2001	44,539	$10.76	$10.73	$ 479,101	0.80%	1.00%	-	(3.99%)	(4.18%)
VIP III - Value Strategies
2003	13,375	$11.38	$11.38	$ 152,236	0.80%	1.00%	-	13.83%	13.77% (d)
VIP IV - Telecomm. & Utilities Growth
2003	1,186	$7.56	$7.52	$ 8,958	0.80%	1.00%	1.18%	25.16%	24.91%
2002	1,014	$6.04	$6.02	$ 6,125	0.80%	1.00%	1.36%	(30.47%)	(30.61%)
2001	777	$8.68	$8.68	$ 6,751	0.80%	1.00%	0.21%	(13.15%)	(13.22%) (e)
VIP IV - Technology
2003	16,777	$9.22	$9.18	$ 154,679	0.80%	1.00%	-	57.94%	57.63%
2002	4,902	$5.84	$5.82	$ 28,616	0.80%	1.00%	-	(38.29%)	(38.42%)
2001	3,900	$9.46	$9.46	$ 36,901	0.80%	1.00%	-	(5.36%)	(5.44%) (e)
VIP IV - Natural Resources
2003	2,454	$10.66	$10.60	$ 26,136	0.80%	1.00%	0.63%	29.57%	29.30%
2002	2,047	$8.22	$8.20	$ 16,832	0.80%	1.00%	0.72%	(12.28%)	(12.46%)
2001	936	$9.38	$9.37	$ 8,779	0.80%	1.00%	0.21%	(6.24%)	(6.32%) (e)
VIP IV - Health Care
2003	4,954	$9.64	$9.59	$ 47,718	0.80%	1.00%	-	15.24%	15.01%
2002	5,208	$8.36	$8.34	$ 43,534	0.80%	1.00%	0.31%	(17.75%)	(17.91%)
2001	5,214	$10.17	$10.16	$ 52,999	0.80%	1.00%	-	1.65%	1.56% (e)
VIP IV - Financial Services
2003	3,365	$11.09	$11.04	$ 37,319	0.80%	1.00%	1.21%	29.54%	29.28%
2002	3,460	$8.56	$8.54	$ 29,623	0.80%	1.00%	1.11%	(12.12%)	(12.29%)
2001	2,444	$9.74	$9.74	$ 23,808	0.80%	1.00%	0.40%	(2.56%)	(2.64%) (e)

Annual Report

Notes to Financial Statements - continued

6. Unit Values - continued

		Unit value			Expense ratio (a)			Total Return (c)
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Investment income ratio (b)	RR	IA
VIP IV - Cyclical Industries
2003	1,365	$11.06	$11.01	$ 15,092	0.80%	1.00%	0.38%	37.26%	36.99%
2002	692	$8.06	$8.04	$ 5,579	0.80%	1.00%	0.10%	(20.32%)	(20.48%)
2001	675	$10.12	$10.11	$ 6,830	0.80%	1.00%	-	1.17%	1.08% (e)
VIP IV - Consumer Industries
2003	723	$10.08	$10.03	$ 7,278	0.80%	1.00%	-	24.09%	23.84%
2002	1,122	$8.12	$8.10	$ 9,103	0.80%	1.00%	0.06%	(17.03%)	(17.19%)
2001	480	$9.79	$9.78	$ 4,701	0.80%	1.00%	-	(2.15%)	(2.23%) (e)
VIP IV - Real Estate
2003	3,683	$11.00	$10.99	$ 40,503	0.80%	1.00%	1.90%	9.96%	9.90% (d)
UIF - Emerging Markets Equity
2003	9,146	$11.02	$10.92	$ 100,690	0.80%	1.00%	-	48.47%	48.18%
2002	4,599	$7.42	$7.37	$ 34,108	0.80%	1.00%	-	(9.63%)	(9.81%)
2001	3,390	$8.21	$8.17	$ 27,827	0.80%	1.00%	-	(7.24%)	(7.43%)
UIF - Emerging Markets Debt
2003	3,623	$15.84	$15.70	$ 57,339	0.80%	1.00%	-	26.84%	26.59%
2002	2,579	$12.49	$12.40	$ 32,177	0.80%	1.00%	7.96%	8.35%	8.13%
2001	945	$11.53	$11.47	$ 10,881	0.80%	1.00%	10.04%	9.21%	8.99%
UIF - Global Value Equity
2003	3,367	$12.82	$12.70	$ 43,093	0.80%	1.00%	-	27.93%	27.68%
2002	3,470	$10.02	$9.95	$ 34,728	0.80%	1.00%	1.35%	(17.53%)	(17.70%)
2001	2,144	$12.15	$12.09	$ 26,028	0.80%	1.00%	1.26%	(7.79%)	(7.98%)
UIF - International Magnum
2003	4,981	$9.60	$9.51	$ 47,710	0.80%	1.00%	0.21%	26.40%	26.14%
2002	3,420	$7.59	$7.54	$ 25,928	0.80%	1.00%	1.33%	(17.48%)	(17.65%)
2001	1,204	$9.20	$9.15	$ 11,067	0.80%	1.00%	0.46%	(19.94%)	(20.10%)
PBHG - Growth II
2003	4,484	$9.00	$8.92	$ 40,325	0.80%	1.00%	-	24.70%	24.45%
2002	6,490	$7.22	$7.16	$ 46,809	0.80%	1.00%	-	(30.99%)	(31.12%)
2001	9,187	$10.46	$10.40	$ 96,029	0.80%	1.00%	-	(40.95%)	(41.07%)
PBHG - Small Cap
2003	11,413	$17.68	$17.51	$ 201,496	0.80%	1.00%	-	37.92%	37.64%
2002	17,673	$12.82	$12.72	$ 226,285	0.80%	1.00%	-	(31.66%)	(31.80%)
2001	21,623	$18.76	$18.66	$ 405,302	0.80%	1.00%	0.11%	5.21%	5.00%
PBHG - Select Value
2003	4,883	$15.62	$15.48	$ 76,152	0.80%	1.00%	2.46%	17.35%	17.11%
2002	9,265	$13.31	$13.22	$ 123,189	0.80%	1.00%	0.85%	(25.67%)	(25.82%)
2001	16,878	$17.91	$17.82	$ 302,029	0.80%	1.00%	0.37%	0.90%	0.70%
PBHG - Technology & Communications
2003	18,575	$7.67	$7.60	$ 142,444	0.80%	1.00%	-	44.17%	43.88%
2002	25,444	$5.32	$5.28	$ 135,352	0.80%	1.00%	-	(54.36%)	(54.45%)
2001	32,181	$11.66	$11.60	$ 375,082	0.80%	1.00%	-	(52.70%)	(52.80%)

Annual Report

Notes to Financial Statements - continued

6. Unit Values - continued

		Unit value			Expense ratio (a)			Total Return (c)
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Investment income ratio (b)	RR	IA
PBHG - Select 20
2003	9,553	$14.35	$14.22	$ 136,996	0.80%	1.00%	-	31.80%	31.54%
2002	12,626	$10.89	$10.81	$ 137,399	0.80%	1.00%	-	(31.89%)	(32.02%)
2001	17,024	$15.98	$15.90	$ 272,002	0.80%	1.00%	-	(36.68%)	(36.81%)
SVIF - Mid Cap Growth Fund II
2003	7,880	$11.79	$11.68	$ 92,853	0.80%	1.00%	-	33.14%	32.87%
2002	9,116	$8.86	$8.79	$ 80,697	0.80%	1.00%	-	(38.05%)	(38.17%)
2001	11,122	$14.30	$14.22	$ 158,957	0.80%	1.00%	-	(31.33%)	(31.47%)
SVIF - Opportunity Fund II
2003	5,229	$15.24	$15.10	$ 79,609	0.80%	1.00%	0.06%	35.91%	35.64%
2002	7,958	$11.21	$11.13	$ 89,169	0.80%	1.00%	0.37%	(27.40%)	(27.55%)
2001	8,229	$15.45	$15.37	$ 127,060	0.80%	1.00%	0.42%	(4.48%)	(4.67%)
CST - Small Cap Growth
2003	9,766	$10.81	$10.70	$ 105,416	0.80%	1.00%	-	47.36%	47.06%
2002	5,188	$7.33	$7.28	$ 38,010	0.80%	1.00%	-	(34.22%)	(34.36%)
2001	6,492	$11.15	$11.09	$ 72,334	0.80%	1.00%	-	(16.69%)	(16.85%)
CST - International Focus
2003	1,415	$9.35	$9.26	$ 13,221	0.80%	1.00%	0.44%	32.03%	31.76%
2002	1,565	$7.08	$7.03	$ 11,075	0.80%	1.00%	-	(20.55%)	(20.71%)
2001	1,840	$8.91	$8.87	$ 16,395	0.80%	1.00%	-	(22.90%)	(23.06%)
CST - Global Post-Venture Capital
2003	2,708	$9.57	$9.48	$ 25,887	0.80%	1.00%	-	46.48%	46.18%
2002	1,241	$6.53	$6.49	$ 8,105	0.80%	1.00%	-	(34.68%)	(34.82%)
2001	1,699	$10.00	$9.95	$ 16,983	0.80%	1.00%	-	(29.21%)	(29.35%)

(a) These amounts represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(b) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(d) These portfolios commenced operations on September 26, 2003.

(e) These portfolios commenced operations on July 30, 2001.

Annual Report

Report of Independent Auditors

To the Board of Directors of Fidelity Investments Life Insurance Company and the Contractholders of Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company at December 31, 2003, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fidelity Investments Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2004

Annual Report

(fidelity_logo)(Fidelity_Investments_Life_Insurance_Company)(registered trademark)

Fidelity Retirement Reserves (policy form NRR-96100), Fidelity Variable Annuity and Fidelity Income Advantage (policy form FVIA-92100) are issued by Fidelity Investments Life Insurance Company.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., and Fidelity Investments Institutional Services Company, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.NRR/FIA-ANN-0204
1.540223.106

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2003, 2002 and 2001

Report of Independent Auditors

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR Corp.) and its subsidiary at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

January 20, 2004

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

December 31, 2003 and 2002

ASSETS	2003	2002

Investments:
Debt securities, available for sale, at fair value (amortized cost of $655,362 in 2003 and $556,232 in 2002)	$ 687,008	$ 587,515
Equity securities, at fair value (cost of $387 in 2002)	-	385
Policy loans	193	194

Total investments	687,201	588,094

Cash and cash equivalents	5,212	12,119
Accrued investment income	11,464	9,609
Deferred policy acquisition costs	53,681	47,990
Reinsurance deposit and receivables	869,858	592,494
Other assets	5,823	6,192
Net deferred tax asset	23,696	18,345
Separate account assets	11,553,285	10,031,237

Total assets	$ 13,210,220	$ 11,306,080

LIABILITIES

Future contract and policy benefits	$ 234,707	$ 188,769
Contractholder deposit funds	866,905	587,378
Other liabilities and accrued expenses	7,665	10,968
Income taxes payable	8,467	3,033
Payable to parent and affiliates	7,021	6,302
Separate account liabilities	11,553,285	10,031,237

Total liabilities	12,678,050	10,827,687

Commitments and contingencies (Note 10)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	68,048	68,048
Accumulated other comprehensive income	20,061	19,740
Retained earnings	441,061	387,605

Total stockholder's equity	532,170	478,393

Total liabilities and stockholder's equity	$ 13,210,220	$ 11,306,080
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	2003	2002	2001

Revenues:
Fees charged to contractholders	$ 89,285	$ 96,057	$ 109,585
Net investment income	31,045	27,768	26,674
Interest on reinsurance deposit	36,652	16,793	1,544
Fund administration fees	4,129	5,026	7,466
Net realized investment gains (losses)	6,006	484	(2,857)
Premiums	6,330	5,175	5,819

Total Revenue	173,447	151,303	148,231

Benefits and expenses:
Underwriting, acquisition and insurance expenses (1)	55,043	58,134	60,212
Contract and policy benefits and expenses	46,860	28,803	7,721

Total benefits and expenses	101,903	86,937	67,933

Income before income taxes	71,544	64,366	80,298

Income tax expense	18,088	17,830	24,762

Net income	53,456	46,536	55,536

Other comprehensive income, before tax:
Unrealized gains on securities:
Net unrealized holding gains	6,237	19,944	5,408
Reclassification adjustment for net realized (gains) losses included in net income	(6,006)	(484)	2,857
Provision (benefit) for income taxes related to items of other comprehensive income	90	(7,008)	(2,919)

Other comprehensive income, net of tax	321	12,452	5,346

Comprehensive income	$ 53,777	$ 58,988	$ 60,882

(1) Includes affiliated party transactions (Note 7)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2000	$ 3,000	$ 68,048	$ 1,942	$ 285,533	$ 358,523

Comprehensive income:
Net income				55,536	55,536
Other comprehensive income	-	-	5,346	-	5,346

Balance at December 31, 2001	3,000	68,048	7,288	341,069	419,405

Comprehensive income:
Net income				46,536	46,536
Other comprehensive income	-	-	12,452	-	12,452

Balance at December 31, 2002	3,000	68,048	19,740	387,605	478,393

Comprehensive income:
Net income				53,456	53,456
Other comprehensive income	-	-	321	-	321

Balance at December 31, 2003	$ 3,000	$ 68,048	$ 20,061	$ 441,061	$ 532,170
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	2003	2002	2001
Cash flows from operating activities:
Net income	$ 53,456	$ 46,536	$ 55,536
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	5,980	3,053	1,595
Realized (gains) losses on investments	(6,006)	(484)	2,857
Provision for deferred taxes	(5,261)	7,399	2,548
Addition to deferred policy acquisition costs, net of amortization	(5,825)	(9,670)	(5,267)
Payments to reinsurers, net	(243,454)	(478,468)	(59,234)
Changes in assets and liabilities:
Accrued investment income	(1,855)	(2,309)	(1,593)
Future contract and policy benefits, net	20,453	20,277	9,617
Receivable from (payable to) parent and affiliates, net	719	(2,684)	(1,320)
Income taxes	5,434	(1,898)	11,194
Other assets and other liabilities, net	(3,315)	7,338	(3,435)

Net cash provided by operating activities	(179,674)	(410,910)	12,498

Cash flows from investing activities:
Purchase of debt securities	(305,637)	(306,660)	(267,291)
Purchase of equity securities	-	(565)	(540)
Proceeds from sales of debt securities	171,280	135,255	148,380
Proceeds from maturities of debt securities	36,100	31,620	3,175
Proceeds from sales of equity securities	417	304	420
Change in policy loans	1	(15)	(93)
Capital expenditures	(496)	(1,545)	(684)

Net cash used for investing activities	(98,335)	(141,606)	(116,633)

Cash flows from financing activities:
Deposits credited to variable annuity contracts	603,838	865,569	1,738,369
Deposits credited to fixed annuity contracts	217,570	389,325	8,289
Withdrawals from variable annuity contracts	(488,703)	(671,667)	(1,666,559)
Withdrawals from fixed annuity contracts	(61,603)	(24,061)	(68)
(Decrease) increase in cash overdraft	-	(1,297)	1,297

Net cash provided by financing activities	271,102	557,869	81,328

Net (decrease) increase in cash and cash equivalents	(6,907)	5,353	(22,807)

Cash and cash equivalents:
Beginning of year	12,119	6,766	29,573

End of year	$ 5,212	$ 12,119	$ 6,766

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

1. Organization and Nature of Operations:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (FILI), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (EFILI), a wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). FILI is a wholly owned subsidiary of FMR Corp. All intercompany transactions have been eliminated in consolidation.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Account I, also a separate account of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the Variable Insurance Products Fund IV, the Universal Institutional Funds, the PBHG Insurance Series Funds, the Strong Variable Insurance Funds and the Credit Suisse Trust Funds. The assets of the Variable Life Account I are invested in certain portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II. The invested assets are reported at the net asset value of such portfolios.

Effective January 2, 2004, the Company closed the PBHG Insurance Series Funds and the Strong Variable Insurance Funds to new money.

The Company offers a term life insurance product with level premium paying periods of five, ten, fifteen and twenty years. In 2001, FILI began offering a fixed immediate annuity product with guaranteed income for life or period certain.

2. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies (continued):

Investments

Investments in debt and equity securities are classified as available for sale and are reported at fair value. Fair values are derived from external market quotations. Debt and equity securities that experience declines in fair value that are other than temporary are considered impaired and are written down to fair value with a corresponding charge to net income. Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration (typically 6 months or more) in which the market value has been less than cost, the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on debt and equity securities are reported as other comprehensive income. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income. Such amortization is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents represent amounts in demand deposit accounts and money market mutual funds and are reported at fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $4,554,000 and $11,512,000 at December 31, 2003 and 2002, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contractholders and are reported at fair value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, and administrative charges for variable annuity and life contractholders and also include the cost of providing insurance protection for variable life contractholders. Fund administration fees represent administrative fees charged to investment managers. Premiums for term life insurance products are recognized as revenues over the premium-paying period.

Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits are liabilities for the fixed portion of the variable annuity products and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Future contract benefits for the variable annuity products are computed using interest rates ranging from 1% to 7.9% and estimates for mortality. The fixed income annuity product is accounted for as contractholder deposits, recognizing the immateriality of the life contingent contracts. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

The premium related to the fixed income annuity product with life contingencies of $147,618,000 in 2003 and $182,075,000 in 2002 is fully reinsured.

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product and for the fixed portion of the variable income annuity product.

Reinsurance Deposit and Receivables

The Company reinsures certain of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains liable for claims reinsured. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Reinsurance deposits and receivables are primarily with two highly rated reinsurers.

2. Summary of Significant Accounting Policies (continued):

Deferred Policy Acquisition Costs

The costs of acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 7 - "Affiliated Company Transactions", and certain insurance expenses for traditional life policy issue and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the life time of the policy generally estimated as the level term period for the term insurance product, a 20-year period for the deferred annuity product, and a 30-year period for the immediate annuity product.

The amortization process requires the use of various assumptions, estimates and judgment about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margin or gross profits to amortize the remaining DAC balances.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 9% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return is developed such that the combination of actual and projected return equals the long term return. The Company limits the projected return to no greater than 13% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

New Accounting Pronouncements

In July 2003, the Accounting Standards Executive Committee issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. The SOP requires the establishment of a liability for contracts that contain death or other insurance benefits using a specified reserve methodology that is different from the methodology that the Company currently uses. The Company will adopt SOP 03-01 as of January 1, 2004 and estimates the cumulative effect due to a change in accounting principle charge to pre-tax income of approximately $1,700,000.

In February 2004, the Financial Accounting Standards Board's ("FASB") Emerging Issues Task Force reached a consensus regarding certain disclosure requirements in EITF Issue No. 03-1, ("EITF No. 03-1") "The Meaning of Other-Than-Temporary Impairment and its Applications to Certain Investments." EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable equity securities covered by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as the nature of the investment(s), cause of impairment, number of positions held, severity and duration of the impairment. The disclosures required by EITF No. 03-1 are effective for fiscal years ending after December 15, 2003. The Emerging Issues Task Force is discussing further the other issues addressed in EITF No. 03-1, including the meaning of other-than-temporary impairment and its application to investments accounted for under the cost method or the equity method, or as either available-for-sale or held-to-maturity under Statement No. 115.

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." This standard does not impact the Company's results of operations or financial position.

In December 2003, the FASB issued FASB Interpretation No. 46 (Revised December 2003) ("FIN 46-R"), "Consolidation of Variable Interest Entities". This standard does not impact the Company's results of operations or financial position.

On January 1, 2001, Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments, became effective. Statement No. 133 did not have an impact on the results of operations or financial position.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3. Investments:

The components of net investment income were as follows:

	Years Ended December 31,
	2003	2002	2001
	(in thousands)

Debt securities	$ 33,241	$ 29,182	$ 24,484
Cash and cash equivalents	325	695	1,576
Other income	50	73	2,530

Total investment income	33,616	29,950	28,590
Less: Investment expenses	2,571	2,182	1,916

Net investment income	$ 31,045	$ 27,768	$ 26,674

Gross realized gains were $0, $0 and $90,000 and gross realized losses were $0, $0 and $24,000 in 2003, 2002 and 2001, respectively, from the sale of other investments. Gross realized gains and losses from the voluntary sales of debt and equity securities were as follows:

Years Ended December 31,
	2003	2002	2001
(in thousands)
Debt securities:
Gross realized gains	$ 6,862	$ 4,791	$ 3,052
Gross realized losses	$ 784	$ 3,902	$ 1,182
Equity securities:
Gross realized gains	$ 28	$ 4	$ 28
Gross realized losses	-	$ 26	-

Realized investment losses as a result of impairments in the value of investments were $100,000, $383,000 and $4,821,000 in 2003, 2002, and 2001, respectively. The net fair value of non-income producing debt securities was $2,636,000 and $2,736,000 as of December 31, 2003 and 2002, respectively. The amount of interest foregone by non-income producing securities was $411,000 and $395,000 for the years ended December 31, 2003 and 2002, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

3. Investments (continued):

Net unrealized investment gains (losses) on securities available-for-sale, carried at fair value, and the related impact on DAC and deferred income taxes, for the year ended December 31, were as follows:

	2003	2002	2001
	(in thousands)

Debt securities:	$ 31,646	$ 31,283	$ 11,295
Equity securities	-	(2)	3
DAC	(657)	(523)	-
Deferred income tax expense	(10,928)	(11,018)	(4,010)
	$ 20,061	$ 19,740	$ 7,288

Unrealized losses on debt securities as of December 31, 2003 were as follows:

	Gross Unrealized Losses	Fair Value	Number of Securities
	(in thousands)

0 - 12 months	$ (289)	$ 66,140	43
Greater than 12 months	(10)	64	1
	$ (299)	$ 66,204	44

The amortized cost and fair value of debt securities, by type of issuer, and equity securities were as follows:

	December 31, 2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
U.S. Treasury securities and other U.S. Government corporations and agencies	$ 128,742	$ 3,341	$ (73)	$ 132,010
Corporate debt securities	522,143	28,346	(226)	550,263
Loan-backed bonds and structured securities	4,477	258	-	4,735

Total debt securities	$ 655,362	$ 31,945	$ (299)	$ 687,008

3. Investments (continued):

	December 31, 2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)

U.S. Treasury securities and other U.S. Government corporations and agencies	$ 159,807	$ 8,036	$ (6)	$ 167,837
Corporate debt securities	391,478	23,985	(1,159)	414,304
Loan-backed bonds and structured securities	4,947	427	-	5,374

Total debt securities	$ 556,232	$ 32,448	$ (1,165)	$ 587,515

Equity securities	$ 387	$ 1	$ (3)	$ 385

The amortized cost and fair value of debt securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(in thousands)

Due in 1 year or less	$ 25,594	$ 26,107
Due after 1 year through 5 years	474,245	493,570
Due after 5 years through 10 years	138,871	149,096
Due after 10 years	12,175	13,500
Loan-backed bonds and structured securities	4,477	4,735

	$ 655,362	$ 687,008

At December 31, 2003 and 2002, there were no contractual investment commitments. There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2003, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,797,000 and $3,007,000, respectively. At December 31, 2002, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,587,000 and $2,764,000, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Fair Value of Financial Instruments:

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates, which, in many cases, may differ from the amounts which could be realized upon immediate liquidation.

The estimated carrying values and fair values of the financial instruments were as follows:

	2003		2002
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial Assets
Debt Securities (Note 2)	$ 687,008	$ 687,008	$ 587,515	$ 585,515
Equity Securities (Note 2)	-	-	385	385
Policy Loans	193	193	194	194
Cash and Cash Equivalents (Note 2)	5,212	5,212	12,119	12,119
Reinsurance Deposit and Receivables	869,858	900,277	592,494	615,967
Separate Account Assets	11,553,285	11,553,285	10,031,237	10,031,237
	$ 13,115,556	$ 13,145,975	$ 11,223,944	$ 11,245,417

Financial Liabilities
Future Contract and Policy Benefits	$ 234,707	$ 234,660	$ 188,769	$ 188,608
Contractholder Deposit Funds	866,905	897,971	587,378	611,333
Separate Account Liabilities	11,553,285	11,553,285	10,031,237	10,031,237
	$ 12,654,897	$ 12,685,916	$ 10,807,384	$ 10,831,178

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Reinsurance Deposit and Receivables

Fair values for the Company's reinsurance deposits for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

4. Fair Value of Financial Instruments (continued):

Future Contract and Policy Benefits and Contractholder Deposit Funds

Fair values for the Company's liabilities for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Separate Accounts

Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, it is impracticable to determine the fair value of policy loans.

5. Income Taxes:

The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2003	2002	2001
	(in thousands)

Current:
Federal	$ 22,629	$ 10,277	$ 22,148
State	720	154	66
Deferred:
Federal	(3,973)	5,997	1,956
State	(1,288)	1,402	592
Provision for income taxes	$ 18,088	$ 17,830	$ 24,762

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to the franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded, as EFILI believes that the reversal of temporary differences will not have an impact on the state income tax that EFILI will pay in the future.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

5. Income Taxes (continued):

Significant components of the Company's deferred tax assets were as follows:

	December 31
	2003	2002
	(in thousands)

Deferred income tax assets/(liabilities):
Deferred policy acquisition costs	$ 14,420	$ 19,056
Contractholder reserves	13,124	4,705
Deferred revenue	6,395	4,260
Unrealized gain on securities available for sale	(11,201)	(11,225)
Other, net	958	1,549

Net deferred tax asset	$ 23,696	$ 18,345

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset.

The statute of limitations on the Company's federal income tax returns is open for the taxable years ended December 31, 1999 and thereafter. In management's opinion, adequate tax liabilities have been established for all years.

Income taxes were 25.3%, 27.7% and 30.8% of pretax earnings in 2003, 2002 and 2001, respectively. The effective tax rates differed from the federal statutory income tax rate of 35% primarily due to dividends received deductions, foreign tax credits and state taxes.

FILI paid federal and state income taxes of $17,915,000, $12,329,000 and $11,176,000 in 2003, 2002 and 2001, respectively. Intercompany tax balances are settled within 30 days of the actual tax payments.

6. Stockholder's Equity and Dividend Restrictions:

Generally, the net assets of the Company available for transfer to FMR Corp. are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. No dividends have been paid or declared.

6. Stockholder's Equity and Dividend Restrictions (continued):

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

	December 31,
	2003	2002	2001
	(in thousands)

Statutory net income	$ 66,042	$ 46,610	$ 44,381
Statutory capital stock and surplus	$ 452,484	$ 387,084	$ 342,337

The National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The State of Utah Insurance Department adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus was an increase of $6,363,000 as of January 1, 2001, primarily the result of recording a deferred tax asset.

In the New York State Insurance Department First Amendment to Regulation 172, as of January 1, 2002, the State of New York allows the recognition of gross deferred tax assets as admitted assets by insurance companies domiciled in the state of New York. The effect of adoption of the amendment on EFILI's statutory surplus was an increase of approximately $609,000 as of January 1, 2002, the result of recording a deferred tax asset.

7. Affiliated Company Transactions:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR Corp. FILI and EFILI have agreements with FIA under which FILI pays FIA first-year sales compensation of $50 per deferred and immediate annuity contract and renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the annuity payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $18,150,000, $23,266,000 and $19,154,000 in 2003, 2002 and 2001, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

7. Affiliated Company Transactions (continued):

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $6,128,000, $4,263,000 and $2,226,000 in 2003, 2002 and 2001, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company has an agreement with Fidelity Management Trust Company (FMTC) under which FMTC provides investment management and advisory services to the Company. The Company paid FMTC $1,093,000, $887,000 and $801,000 in 2003, 2002 and 2001, respectively, for such services.

The Company has an administrative services agreement with FMR Corp. and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FMR Corp. and its subsidiaries $11,638,000, $12,272,000 and $11,334,000 in 2003, 2002 and 2001, respectively, for such services.

FMR Corp. maintains a noncontributory trusteed defined benefit pension plan covering substantially all eligible Company employees. The benefits earned are based on years of service and the employees' compensation during the last five years of employment. FMR Corp.'s policy for the plan is to fund the maximum amount deductible for income tax purposes, and to charge each subsidiary for its share of such contributions. Pension costs of $527,000, $658,000 and $580,000 were charged to the Company in 2003, 2002 and 2001, respectively.

FMR Corp. sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR Corp. annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR Corp.'s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $1,601,000, $1,889,000 and $1,605,000 in 2003, 2002 and 2001, respectively.

The Company participates in various FMR Corp. stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR Corp. common stock, as defined. The aggregate expenses related to these plans charged to the Company were $2,337,000, $1,859,000 and $1,409,000 in 2003, 2002 and 2001, respectively.

8. Underwriting, Acquisition and Insurance Expenses:

Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31
	2003	2002	2001
	(in thousands)

Commissions, gross	$ 18,160	$ 23,456	$ 19,342
Compensation and benefits	18,666	21,374	21,700
Capitalization of deferred policy acquisition costs	(8,885)	(13,955)	(8,127)
Amortization of deferred policy acquisition costs	3,060	4,285	2,860
Rent expenses	2,592	3,069	2,404
Taxes, licenses and fees	1,976	1,955	1,975
General insurance expenses	19,474	17,950	20,058

	$ 55,043	$ 58,134	$ 60,212

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2003, 2002 and 2001, the Company adjusted amortization by ($3,167,000), $1,301,000 and $149,000 respectively, to reflect actual experience for investment performance, persistency and inflation assumptions. This adjustment has been reflected in amortization expense.

9. Reinsurance:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed.

The Company has entered into two 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit liability and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance of 2.5% of premiums and an annual allowance of a percentage of assets ranging from 0.25% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

9. Reinsurance (continued):

Financial information related to the two coinsurance agreements held with highly rated reinsurers for the years ended December 31 were as follows:

	2003	2002
(in thousands)
Deposit assets:
General Electric Capital Assurance Co.	$ 546,997	$ 374,738
Principal Life Insurance Company	301,851	200,829
Reinsurance deposits	$ 848,848	$ 575,567

Contractholder deposit funds	$ 866,905	$ 587,378

Interest on reinsurance deposit	$ 36,652	$ 16,793
Contract and policy benefits and expenses	$ 31,571	$ 14,243

The above amounts were not material for 2001.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	2003	2002	2001
	(in thousands)
Direct life premiums	$ 11,853	$ 10,281	$ 8,365
Reinsurance ceded	(5,523)	(5,106)	(2,546)
Net life premiums	$ 6,330	$ 5,175	$ 5,819

Direct contract and policy benefits	$ 144,724	$ 75,991	$ 20,246
Reinsurance ceded	(97,864)	(47,188)	(12,525)
Net contract and policy benefits	$ 46,860	$ 28,803	$ 7,721

10. Commitments and Contingencies:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity.

Terrorist Attacks of September 11, 2001

The Company incurred net losses of $200,000 related to the events of September 11, 2001. The losses were the result of two term life claims with gross benefits paid of $1,250,000 offset by reinsurance recoveries of $1,050,000. The Company does not expect other losses associated with the events of September 11th.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a) Financial Statements included in Part B

(1) The following financial statements of Fidelity Investments Variable Annuity Account I and of Fidelity Investments Life Insurance Company are filed in Part B. (Note 2)

(2) Statement of Assets and Liabilities for Fidelity Investments Variable Annuity Account I as of December 31, 2003. (Note 2)

(3) Statements of Operations and Changes in Net Assets for Fidelity Investments Variable Annuity Account I for Years Ended December 31, 2003 and 2002. (Note 2)

(4) Report of PricewaterhouseCoopers LLP on the Financial Statements of Fidelity Investments Variable Annuity Account I. (Note 2)

(5) Balance Sheets of Fidelity Investments Life Insurance Company as of December 31, 2003 and 2002. (Note 2)

(6) Consolidated Statements of Income for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2003, 2002 and 2001. (Note 2)

(7) Consolidated Statements of Changes in Stockholder's Equity for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2003, 2002 and 2001. (Note 2)

(8) Consolidated Statements of Cash Flows for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2003, 2002 and 2001. (Note 2)

(9) Report of PricewaterhouseCoopers LLP on Financial Statements of Fidelity Investments Life Insurance Company. (Note 2)

(10) There are no financial statements included in Part A, other than Accumulation Unit Values.

b) Exhibits

(1) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("Fidelity Investments Life") establishing the Fidelity Investments Variable Annuity Account I. (Note 1)

(2) Not Applicable.

(3) (a) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC. (Note 1)

(b) Commission Schedule. (Note 1)

(4) (a) Specimen Variable Annuity Contract. (Note 2)

(c) Endorsement for Qualified Contracts. (Note 2)

(5) (a) Application for Variable Annuity Contract. (Note 2)

(6) (i) Articles of Domestication (Incorporation) of Fidelity Investments Life. (Note 1)

(ii) Amended Bylaws of Fidelity Investments Life. (Note 2)

(7) Not Applicable

(8) Not applicable

(9) Opinion and consent of David J. Pearlman, as to the Legality of securities being issued. (Note 2)

(10). Consent of PriceWaterhouseCoopers LLP (Note 2)

(11). Not Applicable

(12.) Not Applicable

(13.)Not Applicable

(14.) (a) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. (Note 1)

(b) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund II. (Note 1)

(c) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund III. (Note 11)

(d) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. (Note 11)

(e) Form of Participation Agreement between Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management, Inc. (the "Adviser"). (Note 5)

(f) Form of Participation Agreement between Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. ("FUND"), and PILGRIM BAXTER & ASSOCIATES, LTD. ("ADVISER"). (Note 5)

(g) Form of Participation Agreement between Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (the "Advisers"). (Note 7)

(h) Form of Participation Agreement between Fidelity Investments Life and Warburg, Pincus Trust, (the "Fund"); Warburg, Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities Inc. (Note 7)

(i) Form of Distribution Agreement effective as of August 12, 1999 by and among Fidelity Investments Life Insurance Company, Fidelity Brokerage Services LLC and Pacific Guardian Life Insurance Company, Limited. (Note 8)

(15)Powers of Attorney

(a) Powers of Attorney for David C. Weinstein and Stephen P. Jonas (Note 6)

(b) Power of Attorney for Richard A. Spillane, Jr. (Note 9)

(c) Power of Attorney for Rob Lawrence (Note 9)

(d) Power of Attorney for Melanie A. Calzetti-Spahr (Note 10)

(e) Power of Attorney for Joseph F. Hope III (Note 10)

(Note 1) Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed April 25, 1997.

(Note 2) Incorporated by reference from Post-Effective Amendment No. 13 to this Registration Statement filed on September 25, 2003.

(Note 3) Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement 33-24400 filed on April 26, 1996.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 4 to Registration Statement 33-54926 filed April 25, 1997.

(Note 5) Incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I, filed August 29, 1997.

(Note 6) Incorporated by reference from Post-Effective Amendment No. 16 to this Registration Statement filed on January 25, 1999.

(Note 7) Incorporated by reference from Post-Effective Amendment No. 13 to Registration Statement No. 33-24400 filed on April 29, 1998.

(Note 8) Incorporated by reference from Post-Effective Amendment No. 18 to Registration Statement No. 33-24400 filed on April 24, 2000.

(Note 9) Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement No. 33-54926 filed on April 24, 2001.

(Note 10) Incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement No. 33-54926 filed on April 25, 2003.

Item 25.Directors and Officers of the Depositor

The directors and officers of Fidelity Investments Life are as follows:

Directors of Fidelity Investments Life

EDWARD C. JOHNSON 3d, Director

JAMES C. CURVEY, Director

KAREN HAMMOND, Director

MELANIE A. CALZETTI-SPAHR, Director

RICHARD A. SPILLANE, JR., Director

DAVID C. WEINSTEIN, Director

RODNEY R. ROHDA, Director

Executive Officers Who Are Not Directors

JOSEPH F. HOPE III, Treasurer

DAVID J. PEARLMAN, Vice President, Senior Legal Counsel and Secretary

The principal business address of all persons listed in Item 25 is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 27. Number of Contract Owners.

On January 31, 2004 there were 13,882 Qualified Contracts and 125,110 Non-qualified Contracts.

Item 28. Indemnification

FMR Corp. and its subsidiaries own directors' and officers' liability reimbursement contracts (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted according to applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life. A $10 million limit (policy aggregate limit) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life.

Utah Revised Business Corporation Act Section 16-10a-902 et seq. provides, in part, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of FILI's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Jeffrey Carney	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Director
	Ellyn A. McColgan		Director
	Jeffrey Carney		Chief Executive Officer and President
	Michael J. Sonier		Chief Financial Officer and Senior Vice President
	Jay Lanigan		Executive Vice President
	Thomas Cmejla		Vice President, Real Estate
	Dean E. Loveridge		Vice President, Risk Operations
	Roger T. Servison		Vice President, Electronic Access Membership
	Mark Katzelnick		Treasurer
	J. Gregory Wass		Assistant Treasurer
	Jeffrey R. Larsen		Secretary and General Counsel
	Jay Freedman		Assistant Secretary
	Richelle S. Kennedy		Assistant Secretary
	Susan Sturdy		Assistant Secretary
	Norman Ashenkas		Compliance Officer
	Jessie L. Roche		Compliance Registered Options Principal

(c) No commissions or other compensation were received by the principal underwriter.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 82 Devonshire Street, Boston, Massachusetts 02109.

Item 31. Management Service

Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it meets the definition of a "separate account" under the federal securities laws.

(e) Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy ("the contract") offered by Fidelity Investments Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investments Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Annuity Account I, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf in the city of Boston and the Commonwealth of Massachusetts, on this 26th day of April, 2004.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/Melanie A. Calzetti-Spahr	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Attest:	/s/David J. Pearlman
	Melanie A. Calzetti-Spahr			David J. Pearlman,
	President			Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 2004.

Signature	Title
/s/Melanie A. Calzetti-Spahr	President and Director	)
Melanie A. Calzetti-Spahr

/s/Joseph F. Hope III
Joseph F. Hope III	Treasurer	)
/s/Richard A. Spillane
Richard A. Spillane, Jr.	Director	)
/s/Edward C. Johnson 3d
Edward C. Johnson 3d	Director	)

/s/James C. Curvey
James C. Curvey	Director	)	/s/David Pearlman
Attorney-in-Fact
/s/David C. Weinstein
David C. Weinstein	Director	)
/s/Rodney R. Rohda
Rodney R. Rohda	Director	)
/s/Karen Hammond
Karen Hammond	Director	)